                           DATED         1999
                           ------------------



                       (1) ANITA and PAUL GREGG AND OTHERS

                           (2) SFX ENTERTAINMENT, INC.




                          ----------------------------
                            SHARE PURCHASE AGREEMENT
                          -----------------------------





                                Baker & McKenzie
                              100 New Bridge Street
                                 London EC4V 6JA

                           Telephone: (0171) 919 1000
                              Fax: (0171) 919 1999
                                  Ref: TEDG/HG

                                                 CONTENTS

CLAUSES                                                                                              PAGES
-------                                                                                              -----
1.    Definitions and Interpretation....................................................................1
2.    Sale of Sale Shares...............................................................................8
3.    Consideration.....................................................................................9
4.    Consideration Shares..............................................................................9
5.    Condition and Completion.........................................................................15
6.    Completion Accounts..............................................................................22
7.    Adjustment of Consideration and Deferred Consideration...........................................23
8.    Restriction of Vendors...........................................................................25
9.    Warranties.......................................................................................27
10.   Covenant in Respect of Tax.......................................................................35
11.   Pensions.........................................................................................47
12.   Indemnities......................................................................................49
13.   estriction on Announcements and
      Confidentiality of Information Received by the Vendors...........................................50
14.   Costs............................................................................................50
15.   General..........................................................................................51
16.   Notices..........................................................................................52
17.   Agent for Service................................................................................53
18.   Governing Law and Submission to Jurisdiction.....................................................54

SCHEDULE 1
      The Vendors......................................................................................55
SCHEDULE 2
      Details of the Company...........................................................................56
SCHEDULE 3
      The Subsidiaries.................................................................................57
SCHEDULE 4
      Part 1...........................................................................................70
      The Properties...................................................................................70
      Part 2...........................................................................................79
      Certificates of Title............................................................................79
SCHEDULE 5
      Part 1...........................................................................................80
      Completion Accounts..............................................................................80
      Part 2...........................................................................................83
      Working Capital Statement........................................................................83
SCHEDULE 6
      Warranties.......................................................................................85
SCHEDULE 7
      Part 1 Pension Warranties.......................................................................110
      Part 2 Form of Deed of Amendment................................................................114

DATE:                      1999

PARTIES:

(1)      The persons whose names are set out in Column 1 of Schedule 1 (the
         "Vendors").

(2) SFX ENTERTAINMENT, INC., a company incorporated in the state of Delaware, United States of America whose principal place of business is at 650 Madison Avenue, New York, NY 10022, United States of America (the "Purchaser").

RECITALS:

(A) The Vendors are the registered holders and except as otherwise stated herein beneficial owners of all of the issued shares in the capital of Apollo Leisure Group Limited, particulars of which are set out in
         Schedule 2.

(B) The Vendors wish to sell and the Purchaser wishes to purchase and procure the purchase by a subsidiary of the Purchaser ("SFX UK") of the said shares on the terms and conditions set out in this Agreement.

TERMS AGREED:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement where the context so admits the following words and expressions shall have the following meanings:


        "Accounting Date"         28 November 1998;

        "Accounts"                the audited consolidated financial statements
                                  of the Company and of each of the Subsidiaries for the accounting reference period which ended on the Accounting Date (each such financial statement comprising a balance sheet, profit and loss account, cash flow statement, notes and directors' and auditors' report) and the consolidated profit and loss account and consolidated balance sheet of the Company and the Subsidiaries as at and for the period ending on the Accounting Date copies of which are annexed to the Disclosure Letter;

        "Associates"              any person, firm or company which is a
                                  connected person (as defined in Section 839
                                  Taxes Act) of the Vendors (or any of them), or which is an associated company of the Vendors
                                  (or any of them) within the meaning of Section
                                  416 Taxes Act (but as if in sub-section (2) of that Section there was substituted for the words "the greater part" wherever they appear the words "twenty five per cent or more");

        "Auditors"                Smith Partnership;

        "Barry Clayman            Barry Clayman Corporation Limited, a company
        Corporation"              incorporated in England with registered number
                                  3570610, whose registered office is at 144
                                  Wigmore Street, London W1H 9FF;

        "Certificates"            the certificates of title in respect of the
                                  properties that are listed in Part 2 of
                                  Schedule 4;

        "CAA"                     the Capital Allowances Act 1990;

        "CCL" CCL Leisure Limited, a company incorporated in England with registered number 2227126, whose registered office is at Cardyn House, Dingwall, Croydon, Surrey CR0 9XF;

        "CCL Group"               CCL and its subsidiary undertakings;

        "Company"                 Apollo Leisure Group Limited, details of which
                                  are set out in Schedule 2;

        "Companies Acts"          the Companies Act 1985 and the Companies Act
                                  1989 and the former Companies Acts within the meaning of Section 735(1)(c) of the Companies
                                  Act 1985;

        "Completion"              completion of the sale and purchase of the
                                  Sale Shares as specified in clauses 5.4 to 5.7;

        "Completion Accounts"     the consolidated balance sheet of the Group
                                  prepared as at the Completion Accounts Date and the consolidated profit and loss account of the Group for the period from the Accounting Date to the Completion Accounts
                                  Date, to be prepared and agreed or determined in accordance with the provisions of clause 6;

        "Completion Accounts      close of business on 7 August 1999 (except in
        Date"                     relation to the CCL Group where the relevant
                                  date will be the close of business on 1 August
                                  1999) if Completion occurs prior to 20 August
                                  1999 and close of business on 4 September 1999
                                  (except in relation to the CCL Group where the relevant date will be the close of business on 1 September 1999) if Completion occurs on or after 20 August 1999;

        "Completion Date"         the sixth business day after the date on which
                                  the Condition is satisfied, provided that if the Completion Date would fall after 20 August
                                  1999 Completion shall be deferred until 1
                                  September 1999, or such later date as the parties may agree;

        "Condition"               the condition set out in clause 5.2;

        "Confidential             know-how, trade secrets and other information
        Information"              of a proprietary or confidential nature,
                                  wherever in the world protectable;

        "Consideration"           the amount specified in clause 3.1;

        "Consideration Shares"    979,667 shares of Class A common stock, par
                                  value $0.01 per share, of the Purchaser, forming the Share Consideration;

        "Current Assets"          the aggregate of the amount of the cash
                                  balances as recorded in the books of the Group, stock (consumables and goods for sale), debtors, pre-payments, accrued income, assets for resale and investments of the Group at the Completion Accounts Dates as shown in the Completion Accounts;

        "Current Liabilities"     the aggregate of the amount of bank
                                  overdrafts, bank and other loans (falling due within one year of Completion), hire purchase creditors, trade creditors, corporation tax
                                  (not including deferred taxation), other taxation and social security creditors due within one year of Completion, accruals and deferred income (not including deferred grants received) and other creditors of the Group at the Completion Accounts Date falling due within one year of Completion as shown in the Completion Accounts;

        "DCG Trustees"            David Clifford Gregg, Suzanne Gregg and Simon
                                  Paul Gregg as Trustees of the David Clifford
                                  Gregg Accumulation and Maintenance Trust;

        "DCR Trustees"            David Charles Rogers, Julie Diane Rogers and
                                  John Michael Cook as trustees of the David
                                  Charles Rogers Interest in Possession
                                  Settlement;

        "Deferred Consideration"  an amount equal to the amounts received by any member of the Group on the sale of the
                                  Deferred Consideration Properties which takes place within 12 months of Completion as adjusted for the aggregate amount (if any) of the operating profit and loss made by the business carried on at any such property between the Completion Date and the date of the sale of the relevant property but less:

                                  (a)   all associated reasonable selling costs;

                                  (b)   any corporation tax payable on the
                                        associated chargeable gain as calculated in accordance with the TCGA (except to the extent that such gains may be deferred under roll-over relief provisions);

                                  (c)   all reasonable costs expended on the
                                        Deferred Consideration Properties
                                        between the Completion Date and the date of sale of the relevant property as agreed between the parties, such agreement not to be unreasonably withheld; and

                                  (d)   an amount equal to the stamp duty (or
                                        stamp duty reserve tax) paid by the
                                        Purchaser (and not repaid) in respect of the Sale Shares which would not have been payable if this agreement had not required the Deferred Consideration to be paid;

        "Deferred Consideration   the assets described in paragraph (ii) of Part
        Properties"               2 of Schedule 5;

        "Directors"               the persons listed as directors of the Company
                                  in Schedule 2;

        "Disclosure Letter"       the letter of today's date from the Vendors to
                                  the Purchaser in the approved terms;

        "Employment Law"          all and any laws, common law, statutes,
                                  directives, recommendations, regulations, notices, codes of practice, guidance notes, judgements, decrees or orders, whether of the European Community, the United Kingdom or such other law as may be applicable, relating to or connected with the employment of employees and their health and safety at work or the use of or engagement of temporary workers, agency workers, contract workers or other workers where the relationship is not one of employment in their health and safety at work;

        "Exchange Rate"           the prevailing exchange rate applicable to the
                                  amount of Sterling in relation to the US dollar by reference to the middle-market rates quoted by National Westminster Bank plc;

        "Group" the group of companies comprising the Company, its Subsidiaries, Barry Clayman Corporation and Nederlander Dominion and the expression "member of the Group" shall be construed accordingly;

        "Hazardous Substances"    all substances of whatever description which
                                  may cause or have a harmful effect on the environment or the health of man or any other living organism including, without limitation, asbestos, petroleum, petroleum by products and polychlorinated biphenyls and which in their present state, condition and location would be required to be removed by any competent authority under the provisions of any United Kingdom, Irish laws or legislation enacted at the Completion Date and applying to the legal jurisdiction in which the Properties are located or any regulations made thereunder, including, for the avoidance of doubt, under the powers introduced by
                                  Section 57 and paragraphs 161 and 162 of
                                  Schedule 22 of the Environment Act 1995;.

        "IHTA"                    the Inheritance Tax Act 1984;

        "Intellectual Property"   includes Confidential Information, patents,
                                  registered designs, copyrights, rights in databases, design rights, topography rights, trade marks, business names, registrations of and applications to register any of the aforesaid items, rights in the nature of any of the aforesaid items in any country, rights in the nature of unfair competition rights and rights to sue for passing off, in each case wherever in the world enforceable;

        "Loan Notes"              the loan notes guaranteed by HSBC or Royal
                                  Bank of Scotland to be issued to the Vendors by the Purchaser and SFX UK in the approved terms;

        "Loan Note                the amount of seventy nine million two hundred
        Consideration"            and fifty thousand pounds ((pounds sterling)
                                  79,250,000), as adjusted in accordance with clause 7;

        "Long Stop Date"          5:00pm on 6 September 1999 or such other date
                                  as the parties may agree;

        "Long Term Debt"          the aggregate amount of bank loans and hire
                                  purchase creditors due over one year
                                  (including finance leases) of the Group
                                  including, for the avoidance of doubt, the provision for the purchase of the remaining shares in CCL, at the Completion Accounts
                                  Date, other than Current Liabilities, as shown in the Completion Accounts;

        "Medium Term Plan"        the Apollo Leisure Group 5 Year Forecast dated
                                  18 May 1999 included in the bundle of
                                  documents annexed to the Disclosure Letter at Volume 5, divider 1.4;

        "Moral Rights"            the rights of an author of a copyright
                                  literary, dramatic, musical or artistic work or a director of a copyright film ("Work") to be identified as the author or director (as the case may be) of the Work, not to have the Work subjected to derogatory treatment and not to have a Work falsely attributed to him as the author or director (as the case may be), and rights in the nature of the aforesaid rights, in each case wherever in the world enforceable;

        "Nederlander Dominion"    Nederlander Dominion Limited, a company
                                  incorporated in England with registered number
                                  02583337 whose registered office is at Regina
                                  House, 124 Finchley Road, London NW3 5JS;

        "Non-Certificate          those of the Properties which are not the
        Properties"               subject of the Certificates;

        "Non-Certificate          the information summary in respect of the
        Property Summary"         Non-Certificate Properties included in the
                                  bundle of documents annexed to the Disclosure
                                  Letter at volume 85;

        "participating interest"  the meaning defined in section 260 Companies
                                  Act 1985;

        "Planning Acts"           the Town and Country Planning Act 1990, the
                                  Planning (Listed Buildings and Conservation
                                  Areas) Act 1990, the Planning (Hazardous
                                  Substances) Act 1990, the Planning
                                  (Consequential Provisions) Act 1990 and the
                                  Planning and Compensation Act 1991 and the
                                  Rules, Regulations and Orders made under them or continued by them as they apply from time to time;

        "Properties"              the properties, short particulars of which are
                                  set out in part 1 of Schedule 4;

        "Purchaser's
        Accountants"              Ernst & Young;

        "Purchaser's Group"       the group of companies comprising the
                                  Purchaser and its subsidiary undertakings from time to time, and the expression "member of the Purchaser's Group" shall be construed accordingly provided that this shall not include the Group;

        "Purchaser's Solicitors"  Baker & McKenzie of 100 New Bridge Street,
                                  London EC4V 6JA;

        "Sale Shares"             the 3,000,200 ordinary shares of(pound
                                  sterling)1 each in the capital of the Company;

        "SJS Trustees"            Samuel John Shrouder and Frieda Shrouder as
                                  trustees of the Samuel John Shrouder Interest in Possession Trust;

        "Share Consideration"     the amount of twenty five million pounds
                                  ((pound sterling)25,000,000) to be satisfied by the issue of the Consideration Shares;

        "Subsidiaries"            the subsidiaries and subsidiary undertakings
                                  of the Company which are listed in Schedule 3;

        "subsidiary undertaking"  the meaning given to that term in section 258
                                  Companies

                                  Act 1985;

        "Tax" all forms of taxation, withholdings, duties, imposts, levies, social security contributions and rates imposed by any local, municipal, governmental, state, federal, or other body in the United Kingdom or elsewhere and any interest, penalty, surcharge or fine in connection therewith;

        "Taxes Act"               the Income and Corporation Taxes Act 1988;

        "TCGA"                    the Taxation of Chargeable Gains Act 1992;

        "Trusts" the David Clifford Gregg Accumulation and Maintenance Trust, the David Charles Rogers Interest in Possession Settlement and the Samuel John Shrouder Interest in Possession Trust;

        "VATA"                    the Value Added Tax Act 1994;

        "Vendors' Solicitors"     Gouldens of 22 Tudor Street, London EC4Y 0JJ;

        "Vendor Trustees"         the DCG Trustees, the DCR Trustees and the SJS
                                  Trustees;

        "Warranties"              the warranties and undertakings contained or
                                  referred to in clause 9 and Schedule 6 and
                                  part 1 of Schedule 7;

        "Working Capital"         Current Assets less Current Liabilities and
                                  less Long Term Debt, as adjusted in accordance with Schedule 5 and shown by the Completion
                                  Accounts and the Working Capital Statement;

        "Working Capital          the statement showing the Working Capital as
        Statement"                extracted from the Completion Accounts,
                                  prepared and agreed or determined in
                                  accordance with the provisions of clause 6.


1.2 Save where the context otherwise requires words and phrases the definitions of which are contained or referred to in Part XXVI of the Companies Act 1985 shall be construed as having the meaning thereby attributed to them.

1.3 Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to sections of consolidating legislation shall wherever necessary or appropriate in the context be construed as including references to the sections of the previous legislation from which the consolidating legislation has been prepared provided that none of the parties' liability will be increased over and above that on the date of this Agreement.

1.4 References in this Agreement to clauses and schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The recitals and schedules to this Agreement shall be deemed to form part of this Agreement.

1.5 Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.6 The expression "the Vendors" includes their respective personal representatives and the expression "the Purchaser" includes its successors and assigns.

1.7 References to "persons" shall include natural persons, bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

1.8 References to writing shall include any methods of reproducing words in a legible and non-transitory form.

1.9 The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.10 All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally except as otherwise provided.

1.11 A document expressed to be "in the approved terms" means a document the terms of which have been approved by or on behalf of the parties to this Agreement and a copy of which has been signed for the purposes of identification by or on behalf of those parties.

2.       SALE OF SALE SHARES

2.1 Subject to the terms of this Agreement, each of the Vendors shall sell with full title guarantee, except to the extent that the Vendor Trustees do not own the beneficial interest in the Sale Shares set opposite his or her name in Schedule 1, and the Purchaser shall purchase and procure the purchase by SFX UK, free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, including all rights to any dividend or other distribution declared, made or paid after the date of this Agreement, the number of Sale Shares set opposite his or her name in column 2 of
         Schedule 1.

2.2 Each of the Vendors hereby waives and agrees to procure the waiver of any restrictions on transfer (including pre-emption rights) which may exist in relation to the Sale Shares, whether under the articles of association of the Company or otherwise.

2.3 The covenants implied herein pursuant to the Law of Property (Miscellaneous Provisions) Act 1994 ("LP(MP)A") shall apply as if the covenant in section 3(1) of

         LP(MP)A ended after the word "parties" and as if section 6(2) of LP(MP)A did not apply.

3.       CONSIDERATION

3.1 The consideration payable for the Sale Shares shall be the aggregate of the Share Consideration, the Deferred Consideration and the Loan Note Consideration.

3.2 The Share Consideration shall be satisfied by the allotment and issue of the Consideration Shares in accordance with clause 5.6.3, the Loan Note Consideration shall be satisfied by the issue of Loan Notes in accordance with clause 5.6.2 and the Deferred Consideration shall be satisfied in accordance with clause 7.4.

4.       CONSIDERATION SHARES

4.1 Unless otherwise agreed in writing by the Purchaser and provided that such transferee agrees in writing to be subject to the provisions of clauses 4 and 9.5, each of the Vendors agrees that he or she will not offer, sell, pledge, encumber, transfer or otherwise dispose of any of the Consideration Shares issued and allotted to him or her pursuant to this Agreement (including any shares he or she receives as a result of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of the Purchaser which may occur at any time and from time to time from and after Completion) or any interest therein during the period of one year from the Completion Date (the "Non-Disposal Period") and thereafter unless an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), is available or pursuant to an effective registration statement under the Securities Act and pursuant to an exemption from any applicable United States state securities or blue sky laws or an effective registration or other qualification under any applicable United States state securities or blue sky laws.

4.2 The Purchaser hereby agrees that Anita Kim Gregg and Paul Richard Gregg shall be entitled to transfer the beneficial and/or legal interest in their Consideration Shares to a corporate vehicle of their choice incorporated in the Cayman Islands provided that the said transferee agrees in writing to be subject to the provisions of clauses 4 and 9.5 and further provided that Paul Richard Gregg or a member of his immediate family is and will continue to be the ultimate beneficial owner of the corporate vehicle for the Non-Disposal Period in respect of 60% of their Consideration Shares and the Option Period in respect of the Option Shares (as such terms are defined below).

4.3 Each of the Vendors grants to the Purchaser an option (the "Option") exercisable during the period of two years from the Completion Date (the "Option Period") to acquire at US$45.31 per share (which price shall be subject to appropriate adjustment in the event of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of the Purchaser which may occur at any time and from time to time from and after Completion), the number of Consideration Shares that is equal to up to forty percent (40%) of the Consideration Shares issued and allotted to each Vendor pursuant to this Agreement (subject to appropriate adjustment in the event of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of the Purchaser which may occur at any time and from time to time from and after Completion) (the "Option Shares").

4.4 The Option shall be capable of exercise in whole or in part at any time or times during the Option Period by service of notice in writing on the Vendors provided that if the Purchaser does exercise its option in part, it will treat all the Vendors equally and exercise the Option in respect of the same proportional percentage of each Vendor's Option Shares. Service of such notice shall constitute a legally binding obligation of each of the Vendors to transfer, subject to the Vendors receiving the consideration due in relation to such shares as set out in clause 4.3, such number of Option Shares as is specified in the notice to the Purchaser credited as fully paid with full title guarantee and free and clear of all liens, charges and encumbrances. The purchase price shall be payable to the Vendors' Solicitors in cash within thirty (30) days of the exercise of the Option against delivery of certificates for the Option Shares to be repurchased and the Purchaser shall not be concerned to see to the distribution of the monies so paid.

4.5 Notwithstanding any other provision of this clause 4 other than clause 4.2, whilst the Option remains exercisable in whole or in part, each of the Vendors undertakes that he or she shall not offer, sell, pledge, encumber, transfer or otherwise dispose of the Option Shares (including any shares he or she receives as a result of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of the Purchaser which may occur at any time and from time to time from and after Completion) or any interest therein unless otherwise agreed to in writing by the Purchaser and provided that such transferee agrees in writing to be subject to the provisions of this clause 4 and 9.5.

4.6      Each of the Vendors understands and acknowledges that:

4.6.1 the Consideration Shares are being distributed by the Purchaser pursuant to the terms of Regulation S promulgated under the Securities Act ("Regulation S"), which permits securities to be sold to non-U.S. Persons in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions; and

4.6.2 the Consideration Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. Person (as defined in Regulation S) unless such securities are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act.

4.7 Each of the Vendors agrees that during the Non-Disposal Period, each of the Vendors shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Consideration Shares.

4.8 Each of the Vendors agrees that from the date hereof until the expiration of the Non-Disposal Period he or she shall not with respect to the Consideration Shares enter into any short sale, sell or purchase any option or other derivative security, enter into any swap, or enter into any other transaction which would have the effect of, directly or indirectly, in whole or in part, hedging the economic or investment risk of such

         Vendor's investment in the Consideration Shares. Each of the Vendors represents that no such hedging position is currently in effect.

4.9 Each of the Vendors agrees that the certificates for the Consideration Shares to be received shall bear the following legend:

                  "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or with any state securities commission, and may not be offered, sold, pledged, transferred, encumbered or disposed of by the holder except in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the Securities Act".

         During the twelve month period following the Non-Disposal Period, the Purchaser will cause the removal of such legend upon receipt of an opinion of United States counsel, or other evidence, in form and substance reasonably satisfactory to the Purchaser, to the effect that the specified Consideration Shares may be sold in brokers transactions under Rule 144. After the Option Period, upon request of any Vendor, the Purchaser will cause the removal of such legend from any Consideration Shares held by the Vendors.

         In addition, each of the Vendors understands that the Purchaser's transfer agents will not register any transfer of the Consideration Shares during the Non-Disposal Period and the Option Period, as applicable, and agrees that the Purchaser may place stop transfer orders with its transfer agents with respect to such certificates.

4.10 Each of the Vendors agrees that certificates for the Consideration Shares to be received on Completion shall bear the following legend in addition to the legend set forth above for the duration of the Non-Disposal Period in respect of all of his or her Consideration Shares and the Option Period in respect of 40% of his or her Consideration Shares, as applicable:

                  "In addition to and not in limitation of the restriction set forth above, the Shares represented by this certificate shall be subject to the terms of the Share Purchase Agreement dated 3 August 1999 between the shareholders of Apollo Leisure Group Limited and SFX Entertainment, Inc. (the "Company") which includes provisions affecting the free transferability of the shares represented by this certificate. HOLDERS AND/OR PROSPECTIVE PURCHASERS OR TRANSFEREES OF INTERESTS IN THESE SHARES SHOULD BE AWARE THAT THE COMPANY, UNDER CERTAIN CIRCUMSTANCES, WILL HAVE THE ABSOLUTE RIGHT, WITHOUT NOTICE TO THE HOLDER, TO PREVENT THE TRANSFER OF OR CANCEL THE SHARES REPRESENTED BY THIS CERTIFICATE ON THE BOOKS OF THE COMPANY."

         Upon the request of a Vendor after the Option Period, the Purchaser will cause the removal of such legend from any Consideration Shares then held by the Vendors.

4.11 Each of the Vendors acknowledges that the Consideration Shares will be "restricted securities" as defined in Rule 144 under the Securities Act and may be resold in the U.S. only after the Non-Disposal Period and only pursuant to the requirements of Rule 144 or otherwise in reliance upon an exemption from registration under the Securities Act.

4.12 Each of the Vendors hereby warrants and undertakes to and with the Purchaser that:

4.12.1 he or she has downloaded to paper format from the internet website maintained by the United States Securities and Exchange Commission ("SEC") at http://www.sec.gov and reviewed the most recent annual report to stockholders of the Purchaser, the latest available annual report of the Purchaser on Form 10-K, as amended; any of the Purchaser's quarterly reports on Form 10-Q filed since such reports; any of the Purchaser's filings on Form 8-K since such reports; and has reviewed a statement of certain risk factors associated with investment in the Consideration Shares as set out in the Purchaser's Form 10-K, as amended (the "Risk Factors") and in all cases consents to his or her receipt of such reports to the extent received in this manner;

4.12.2 he or she was provided with the opportunity to ask questions of and receive answers from the Purchaser or its representative, concerning the operations, business and financial condition of the Purchaser, and all such questions have been answered to his or her full satisfaction and any information necessary to verify such responses has been made available to him or her;

4.12.3 he or she has received such documents, materials and information as he or she deems necessary or appropriate for evaluation of the Consideration Shares, and further confirms that he or she has carefully read and understands these materials and has made such further investigation as was deemed appropriate to obtain additional information to verify the accuracy of such materials;

4.12.4 he or she confirms that the Consideration Shares were not offered to him or her by any means of general solicitation or general advertising;

4.12.5 he or she confirms that he has such knowledge and experience in financial and business matters so that he or she is capable of evaluating the merits and risks of an investment in the Consideration Shares and has the capacity to protect his or her own interests, understands that such investment involves a high degree of risk, has carefully considered the Risk Factors before making his decision to make the investment and can bear the entire economic risk of the investment;

4.12.6 he or she understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow him or her to transfer all or any portion of the Consideration Shares under the circumstances, in the amounts or at the times he or she might propose;

4.12.7 he or she will be acquiring the Consideration Shares for his or her own account, for investment purposes only, and not with a view towards the sale or other distribution thereof, in whole or in part;

4.12.8 he or she understands that the Consideration Shares have not been approved or disapproved by the SEC or by any other US federal or state agency or any UK regulatory authority;

4.12.9 he or she understands that: (i) there are restrictions on the transferability of the Consideration Shares; (ii) owners of Consideration Shares have no right to require the Consideration Shares to be registered under the Securities Act; and (iii) it may not be possible for him or her to sell his or her Consideration Shares and accordingly, he or she may have to hold the Consideration Shares, and bear the entire economic risk of this investment for an extended period of time;

4.12.10 he or she is not a U.S. Person; he or she is executing such undertaking outside the United States; he or she has received no offer of the Consideration Shares in the United States; and he or she has made no offer or order to purchase the Consideration Shares in the United States; and

4.12.11 he or she has not relied upon any information or representation with regard to the Purchaser or the Consideration Shares apart from the information in clause 4.14.

4.13 The Purchaser shall prepare and submit to the New York Stock Exchange, or such other national securities exchange on which the Purchaser's Class A common stock is principally traded, a listing application covering the Consideration Shares and shall use its commercially reasonable efforts to obtain, prior to any permitted sale by a Vendor, approval for the listing of such Consideration Shares subject to official notice of issuance. The Vendors shall, without any expenditure of funds, co-operate fully with the Purchaser with respect to such listing and any filings made with the SEC by the Purchaser.

4.14     The Purchaser hereby warrants to each of the Vendors as follows:

4.14.1 The Purchaser is a corporation duly organised, validly existing and in good standing under the laws of the state of Delaware with full corporate power and corporate authority to enter into this Agreement and each of the agreements contemplated hereby to be executed by it and to perform its obligations hereunder and thereunder.

4.14.2 This Agreement and all documents required to be executed and delivered by the Purchaser hereunder at Completion have been or will be duly authorised, executed and delivered on behalf of the Purchaser. This Agreement and all agreements required hereunder to be executed and delivered on behalf of the Purchaser, constitute the legal, valid and binding obligations of the Purchaser enforceable against it in accordance with their respective terms, except that enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws of general application affecting the enforceability of creditors' rights generally or by general principles of equity (whether applied by a court of law or equity). Neither the execution of this Agreement or the consummation of the transactions provided for herein will result in any breach of, acceleration of, maturity of, or constitute any default under, except to the extent waived, any indentures, mortgages, promissory notes, contracts or agreements to which either the Purchaser is a party or by which it or its properties are bound or will cause it to violate any applicable legal requirements, judgement, order or decree of any governmental authority or any provision of the Certificate of Incorporation or bylaws of the Purchaser.

4.14.3 The Purchaser has authorised capital stock of (a) 100,000,000 shares of Class A common stock, par value $0.01 per share, of which 53,705,446 shares were issued and outstanding and no shares were held as treasury stock as at close of business on 28 July 1999; (b) 10,000,000 shares of Class B common stock, par value $0.01 per share, of which 2,545,557 were issued and outstanding as at close of business on 28 July 1999 and (c) 25,000,000 shares of preferred stock, par value $0.01 per share, of which no shares were issued and outstanding as of the date hereof. All of the issued shares of common stock of the Purchaser have been duly authorised and validly issued, are fully paid and non-assessable and constitute the only issued and outstanding voting capital shares of the Purchaser. The Consideration Shares to be exchanged for the Sale Shares will be issued out of authorised but unissued shares, and there are no outstanding options, warrants, rights or calls relating to the Consideration Shares, other than pursuant to the terms of this Agreement.

4.14.4 Upon delivery of the Consideration Shares in exchange for the Sale Shares, each of the Vendors will receive good title to the Consideration Shares allocated to him or her, and the Consideration Shares will upon issuance in accordance with this Agreement all be duly authorised and validly issued, fully paid and non-assessable, not issued in violation of the pre-emptive rights or other rights of any other shares or security holder of the Purchaser, free of any restrictions and encumbrances imposed by the Purchaser except as otherwise provided in this Agreement or by applicable law, free and clear of all mortgages, pledges or security interests of Purchaser and not subject to any agreements or understandings among any persons with respect to the voting or transfer of such shares, other than those to which the Vendors or any of them become or are parties.

4.14.5 The Loan Notes have been or will be duly authorised for issuance pursuant to this Agreement and, when issued and delivered pursuant to the provisions of this Agreement, the Loan Notes will be valid and binding obligations of the Purchaser subject to bankruptcy, insolvency, moratorium or other similar laws of general application affecting the enforceability of creditors' rights generally or by general principles of equity (whether applied by a court of law or equity).

4.14.6 The Purchaser has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including material filed pursuant to Sections 13(a) or

                  15(d) (collectively, the "SEC Documents"). As of their respective dates, the SEC Documents were true, correct and complete in all material respects in accordance with the requirements of the Exchange Act and the SEC's regulations thereunder, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.14.7 No broker or finder has been employed by the Purchaser in consideration with the transactions contemplated hereby.

4.14.8 The Sale Shares that are to be acquired by the Purchaser are being acquired for investment, for its own account and not with a view to the resale thereof or any other transaction which would constitute a "distribution" under the Securities Act. The Purchaser acknowledges that the Sale Shares have not been and will not be registered under the Securities Act or any applicable US state securities or blue sky laws. The Purchaser has the knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment by the Purchaser in the Sale Shares. The Purchaser will not resell or otherwise dispose of the Sale Shares that it acquires except pursuant to an effective US registration statement or an exemption from the registration requirements of the Securities Act and all other applicable state securities and blue sky laws. The Purchaser will not resell or otherwise dispose of the Sale Shares that it acquires in any manner or transaction that will make the Vendors unable to rely on the exemption from the Securities Act and all applicable state securities and blue sky laws on which the Vendors have relied in making the offer and sale of the Sale Shares hereunder.

4.14.9 The Purchaser is an "accredited investor", as that term is defined in Rule 501(a) under the Securities Act, and it has such knowledge and experience in financial and business matters as make it capable of evaluating the merits and risks of its purchase of the Sale Shares upon the terms of this Agreement.

4.14.10 In deciding to enter into and consummate the transactions contemplated hereby, the Purchaser has relied, as to tax, securities and other legal matters, on the advice it has received from its own advisers and experts.

4.14.11 The Purchaser understands that there is no public trading market for the Sale Shares.

5.       CONDITION AND COMPLETION

5.1 From the date of this Agreement until Completion, the Vendors shall not cause or permit any member of the Group to engage in any practice, take or refrain from taking any action or enter or refrain from entering into any transaction outside the ordinary course of business consistent with prior practice (including with respect to quantity and frequency). Without limiting the generality of the forgoing, the Vendors shall and shall procure that each member of the Group shall, from the date of this Agreement until Completion, subject to the written consent of the Purchaser, such consent not to be unreasonably withheld or delayed and other than as disclosed in the Disclosure Letter or otherwise contemplated by the provisions of this Agreement:

5.1.1 operate the business of the Group only in the ordinary course of business consistent with prior practice (including with respect to quantity and frequency);

5.1.2 give the Purchaser and/or any persons authorised by it on reasonable prior notice reasonable access to the premises and access to all books, title deeds, records and accounts of the Group as the Purchaser may reasonably request;

5.1.3 not intentionally or deliberately take any action other than in the ordinary course of business that would have the effect of increasing the amount of Working Capital for the purposes of clause 7 or would result in an increased payment being made to them under clause 10;

5.1.4 not enter into or vary any contract nor assume any liability which is outside the ordinary or proper course of its business or which is long term, unusual or onerous and, in this context, "long term" means six (6) months or longer;

5.1.5 not enter into any capital commitment in a sum in excess of (pounds sterling)250,000 (whether by way of purchase, lease, hire purchase or otherwise);

5.1.6 not make any change in the nature, scope or organisation of its business nor dispose of the whole of its undertaking or property or a substantial part thereof;

5.1.7 not acquire or form any subsidiary nor acquire any shares in any company nor acquire the whole or any substantial part of the undertaking assets or business of any other company or any firm or person or enter into any joint venture or partnership with any other person;

5.1.8 not make any loans or grant any credit (other than credit given in the normal course of trading and advances made to employees against expenses incurred by them on its behalf);

5.1.9 not borrow any money (except borrowings under its existing facilities and routine borrowings in the ordinary course of business);

5.1.10            not enter into any guarantee, indemnity or surety;

5.1.11 other than artists and performers not employ or engage, or make any offer of employment or engagement to, any employee or consultant whose annual remuneration exceeds (pounds sterling)50,000 or make any changes other than in the ordinary course of business (whether immediate, conditional or prospective) in the terms of employment (including, without limitation, in the amount or basis of the emoluments or benefits) of any of its employees or in any arrangements with its consultants;

5.1.12 not enter into any agreement, arrangement or understanding with any trade union, works council, staff association or other employee representative body in respect of any of the employees or directors of the Company other than in the ordinary course of business;

5.1.13 not acquire or dispose of or grant any option or right of pre-emption in respect of any material asset or any interest nor give nor receive any service otherwise than at market value other than in the ordinary course of business;

5.1.14 not acquire or dispose of any freehold or leasehold property or grant any lease or third party right in respect of any of the Properties other than in the ordinary course of business;

5.1.15 not negotiate or agree any review of rent in respect of any lease of any of the Properties in excess of (pounds sterling)100,000 per annum;

5.1.16 not enter into any leasing, hire purchase agreement or any agreement or arrangements for payment on deferred terms in excess of (pounds sterling)100,000 per annum;

5.1.17 not grant or enter into any licence, franchise or other agreement or arrangement concerning any part of its name, trading names or know-how other than in respect of affinity cards;

5.1.18 not declare, make or pay any dividend or distribution outside the Group;

5.1.19 not knowingly permit any of its insurances to lapse or knowingly do anything which would make any policy of insurance void or voidable;

5.1.20 not apply for, surrender or agree any variations to any permits or licences otherwise than in the ordinary course of business; and

5.1.21 not agree, conditionally or otherwise, to do any of the foregoing matters set out in clause 5.1.3 to 5.1.20 inclusive.

5.2 The sale and purchase of the Sale Shares is conditional upon the Inland Revenue having given clearances for the proposed transaction under
         Section 137 of the TCGA) and the Vendors shall use their best endeavours to procure the clearance as soon as reasonably practicable provided that if the said clearance is received such that the Completion Date would fall after 20 August 1999, but before 1 September 1999, this Condition shall be deemed not to be satisfied until the date falling six (6) business days ending on 1 September 1999. In the event that the clearance is refused, the Vendors will enter into discussions with the Purchaser in good faith to endeavour to obtain the same, but subject to the clear understanding that they shall not be obliged to change the commercial parameters of the transactions herein described or to forego the tax treatment that they were expecting had the clearance been given

5.3 The Vendors may waive the Condition at any time by notice in writing to the Purchaser. In the event that the Condition is not fulfilled (or waived pursuant to this clause) prior to the Long Stop Date then the Vendors and the Purchaser shall not be bound to proceed with the sale and purchase of the Sale Shares and this Agreement shall cease to be of any effect except clauses 1, 13, 14, 15, 16.1 to 16.6, 16.11, 17, 18 and 19 which shall remain in force and save in respect of claims arising out of any antecedent breach of this Agreement.

5.4 Subject to the provisions of clauses 5.2 and 5.3 above, Completion shall take place on the Completion Date at the offices of the Purchaser's Solicitors when all (but not some only) of the events described in clauses 5.5 and 5.6 shall occur.

5.5      The Vendors shall:

5.5.1             deliver to the Purchaser:

5.5.1.1 duly executed transfers of all of the Sale Shares in favour of the Purchaser or its nominees together with the relative share certificates or an indemnity in the approved terms;

5.5.1.2 duly executed transfers in favour of the Company (or its nominees) of such shares in the Subsidiaries as are registered in the names of nominee holders, together with the relative share certificates or an indemnity in the approved terms;

5.5.1.3 such waivers or consents as the Purchaser may require to enable the Purchaser or its nominees to be registered as holders of any of the Sale Shares and the shares in the Subsidiaries which are referred to in clause 5.5.1.2;

5.5.1.4 the resignation of Deloitte and Touche as Auditors of each member of the Group (where such is the case), such resignation to contain a statement in accordance with Section 394 of the Companies Act 1985 that there are no circumstances connected with it ceasing to hold office which they consider should be brought to the attention of the members or creditors of the relevant Group Member;

5.5.1.5 written undertakings from edge ellison, Morgan Cole Solicitors and Brodies to hold the title deeds to the Properties that are in their possession to the order of the Purchaser (other than any for which an undertaking has already been given to a bank or other lending institution) and a statutory declaration for the lost title deeds for the Palladium Buildings, Blackpool and a defective title indemnity policy to cover any defects in title which result from the loss of such title deeds and confirmation from Holohan Associates that they hold the title deeds to The Point in Dublin;

5.5.1.6 the statutory and other books (duly written up to date) of Point Exhibition Company Limited and its certificate of incorporation, common seal and any other papers and documents of it and a written undertaking from the Smith Partnership that they hold all the statutory and other books (duly written up to date) of the Company and the Subsidiaries and their respective certificates of incorporation, common seals and any other papers and documents of the Company or the

                           Subsidiaries (other than those Subsidiaries expressly referred to in paragraph 1(b) of the Disclosure Letter);

5.5.1.7 an unconditional letter of release from the bankers of the Company and the Subsidiaries evidencing the release and discharge of all guarantees and charges granted by the Company and the Subsidiaries or, to the extent that such guarantees and charges are not to be released and/or discharged, letters of consent to the change of control of the Group from the relevant banks including Woodchester and HSBC and a letter of non-crystallisation from HSBC;

5.5.1.8 certified copies of any powers of attorney under which any of the documents referred to in this clause
                           5.5 is executed or evidence reasonably satisfactory to the Purchaser of the authority of any person signing on the Vendor(s) behalf;

5.5.1.9 the duly executed powers of attorney in respect of the Sale Shares which are referred to in clause 16.9;

5.5.1.10 except in relation to David Rogers, letters of resignation in the approved terms from each of the Directors and the secretary of the Company and the directors and secretary of each of the Subsidiaries other than in relation to the CCL Group, Nederlander Dominion and The Point Exhibition Company Limited, such resignations to take effect in accordance with the minutes of the meetings referred to in clauses
                           5.5.5 and 5.5.6 below;

5.5.1.11 duly executed deeds of release, in the approved terms, terminating the licence in favour of Boars Hill Heath and releasing and discharging the Company and the Subsidiaries from any liability whatsoever (whether actual or contingent) which may be owing to the Vendors, John Jarvis or any of their respective Associates (other than in relation to remuneration and emoluments accrued but not yet paid and unpaid expenses properly payable to the Vendors and John Jarvis or any of their Associates pursuant to their terms of employment with the relevant member of the Group at Completion) including, for the avoidance of doubt, any and all bonus payments, finder's fees, claims, demands, proceedings, causes of action, awards, decisions, injunctions, judgements, orders, rulings, subpoenas, verdicts, obligations, contracts, agreements, debts and liabilities whatsoever, whether in law or equity (including any right of contribution), whether arising under contract or arrangement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur, or alleged to have occurred or to have failed to occur, or any conditions existing or alleged to have existed on or before Completion;

5.5.1.12 a letter from Sheffield International Venues confirming that they consent to the change of control of the Company;

5.5.1.13 evidence to the Purchaser's reasonable satisfaction that Barry Clayman Corporation is beneficially owned by a member of the Group; and

5.5.1.14 evidence that the lease of the Alexandra Theatre Birmingham has been duly stamped.

5.5.2 pay and shall procure that their respective Associates shall pay all monies (if any) then owing by them to each member of the Group, whether due for payment or not;

5.5.3 procure that Paul Richard Gregg, John Jarvis, David Charles Rogers and Samuel John Shrouder shall enter into service agreements (or a consultancy agreement in the case of John Jarvis) with the Company or, in respect of Paul Richard Gregg, a member of the Purchaser's Group incorporated outside the United Kingdom, in the approved terms and procure that Barry Clayman shall enter into a service agreement with Barry Clayman Corporation Limited in the approved terms;

5.5.4 procure that the amounts set out in the board minutes referred to in clauses 5.5.5 and 5.5.6 shall be paid to Paul Richard Gregg, John Jarvis, Steve Lavelle, Nigel Brewster, Mike Adamson, Terry Carnes, Jerry Tate, Paul Latham, Anita Kim Gregg, Simon Paul Gregg and David Clifford Gregg and to all staff of the Group;

5.5.5 cause the Directors to hold a meeting of the board of the Company at which the Directors shall pass resolutions (inter alia) to:

5.5.5.1 approve the registration of the Purchaser or its nominees as members of the Company subject only to the production of duly stamped and completed transfers in respect of the Sale Shares;

5.5.5.2 appoint the Purchaser's Accountants as joint auditors of the Company;

5.5.5.3 appoint such persons as the Purchaser may nominate as directors and secretary of the Company;

5.5.5.4 approve all financial assistance being given by the Company; and

5.5.5.5 give authority to such persons as the Purchaser may nominate to operate the bank accounts.

5.5.6 cause the directors of the Subsidiaries to hold meetings of the board of the Subsidiaries at which the directors of the Subsidiaries shall pass resolutions (inter alia) to:

5.5.6.1 appoint such persons as the Purchaser may nominate as directors and secretary of the Subsidiaries; and

5.5.6.2 appoint the Purchaser's Accountants as joint auditors of the Subsidiaries;

5.5.6.3 approve all financial assistance being given by the Subsidiaries; and

5.5.6.4 give authority to such persons as the Purchaser may nominate to operate the bank accounts.

5.6      The Purchaser shall:

5.6.1 subscribe or shall procure that SFX UK shall subscribe in cash nine million pounds ((pounds sterling)9,000,000) for ordinary shares in the Company;

5.6.2 issue and deliver and procure that SFX UK issue and deliver to each of the Vendors Loan Notes in the amounts set out opposite his or her name in column 4 of Schedule 1;

5.6.3 issue and allot to the Vendors the respective number of Consideration Shares as set out opposite his or her name in column 3 of Schedule 1; and

5.6.4             provide a letter of support in the approved terms.

5.7 Each of the Vendors hereby agrees to the allocation of the Loan Notes and the Consideration Shares as is set out in columns 3 and 4 of
         Schedule 1.

5.8 Without prejudice to any other remedies available to the Vendors or the Purchaser, if in any respect the provisions of clauses 5.5 to 5.7 inclusive are not complied with by any of the Vendors or the Purchaser (as the case may be) on the Completion Date the party not in default may:

5.8.1 defer Completion to a date not more than 28 days after the Completion Date (and so that the provisions of this clause 5.8 shall apply to Completion as so deferred); or

5.8.2 proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

5.8.3 save in relation to a breach of clauses 5.5.1.7, 5.5.1.12 and 5.5.1.14, rescind this Agreement;

         provided that, if the Purchaser is not able to comply with its obligations under clause 5.6 and the Vendors are able to comply with their obligations under clauses 5.5 and 5.7 and rescind this Agreement, the Purchaser shall reimburse the Vendors for the fees of the Vendors' professional advisers in cleared funds to the Vendors Solicitors (whose receipt shall be an absolute discharge therefor and the Purchaser shall not be concerned to see to the distribution of the moneys represented thereby) by no later than the Long Stop Date.

6.       COMPLETION ACCOUNTS

6.1 The Vendors and the Purchaser shall use all reasonable endeavours to procure that the Company shall prepare Completion Accounts for the Group in respect of the period from the Accounting Date to the Completion Accounts Date and a draft Working Capital Statement in accordance with the provisions of Schedule 5 as soon as reasonably practicable after Completion and in any event within sixty (60) days of the Completion Date and that the Company shall deliver the same to the Purchaser and the Purchaser's Accountants.

6.2 The Purchaser shall procure that the Purchaser's Accountants shall, within forty five (45) days of the Purchaser's Accountants receiving the draft Completion Accounts and draft Working Capital Statement review the same and applying the same basis and principals referred to in clause 6.1 deliver to the Purchaser and the Vendors a written notice stating either:

6.2.1 that in their opinion the draft Completion Accounts and the draft Working Capital Statement have been prepared in accordance with the provisions of clause 6.1; or

6.2.2 that they disagree with the draft Completion Accounts and the draft Working Capital Statement, together with a statement detailing their reasons for disagreement and showing their proposed adjustments to the draft Working Capital Statement.

6.3 The Vendors shall have thirty (30) days from receipt of the notice referred to in clause 6.2.2 to serve a written notice on the Purchaser stating that they:

6.3.1 agree with the proposed adjustments to the draft Completion Accounts and the draft Working Capital Statement; or

6.3.2 disagree with the proposed adjustments to the draft Completion Accounts and the draft Working Capital Statement.

6.4 If the Purchaser's Accountants or the Vendors serve a notice pursuant to clause 6.2.1 or 6.3.1 (as the case may be) the draft Completion Accounts and the draft Working Capital Statement (as adjusted if relevant) shall be the Completion Accounts and the Working Capital Statement respectively for the purposes of this Agreement but such Completion Accounts and Working Capital Statement shall be without prejudice to the Purchaser's right to claim under the Warranties, clause 10 or otherwise in respect of any matter, but subject always to clause 9.9.8.2. In carrying out their functions under this Agreement, the Purchaser's Accountants shall not be deemed to be acting as arbitrators.

6.5 If the Vendors serve a notice pursuant to clause 6.3.2 and/or the parties are not able to agree the form and content of the Completion Accounts and Working Capital Statement within seventy five (75) days of the date on which they were first submitted to the Purchaser and the Purchaser's Accountants, the matter may be referred by the Vendors or the Purchaser to an independent firm of chartered accountants selected by agreement between the Vendors and the Purchaser, or, failing agreement, nominated by the President for the time being of the Institute of Chartered Accounts in England and Wales on the application of any of the Vendors or the Purchaser and:

6.5.1 such independent firm of chartered accountants shall be requested to settle any matter in dispute, applying the same basis and principles as are referred to in clause 6.1 and (unless both the Vendors and the Purchaser shall otherwise direct in writing) determine the form and content of the Completion Accounts and the Working Capital Statement; and

6.5.2 the decision of such firm of chartered accountants as to the matter in dispute and their determination (if any) as to the form and content of the Completion Accounts and the Working Capital Statement shall be final and binding, in the absence of manifest error, on the parties hereto and such chartered accountants shall be deemed to act as experts and not as arbitrators.

6.6 The costs of the Purchaser's Accountants and the costs of the independent chartered accountant, if any, shall be borne by the Vendors if the amount of the Working Capital which is ultimately agreed or determined in favour of the Purchaser differs by an amount of more than ten per cent (10%) from the original amount stated in the draft Working Capital Statement produced by the Company, and otherwise by the Purchaser.

7.       ADJUSTMENT OF CONSIDERATION AND DEFERRED CONSIDERATION

7.1 Subject to clause 7.4, within 7 days of the agreement or determination of the amount of the Working Capital in accordance with clause 6:

7.1.1 if the amount of the Working Capital exceeds minus fifty million seven hundred and twenty thousand pounds
                  (-(pounds sterling)50,720,000), which for the avoidance of doubt means that the amount of the Working Capital is nearer to nil, the Purchaser will and/or will procure that SFX UK will pay to the Vendors' Solicitors (whose receipt shall be an absolute discharge therefor) an amount equal to such excess and interest thereon as specified in clause 7.2 and the Purchaser shall not be concerned to see to the distribution of the monies so paid;

7.1.2 if the amount of the Working Capital is less than minus fifty million seven hundred and twenty thousand pounds
                  (-(pounds sterling)50,720,000), which for the avoidance of doubt means that the amount of the Working Capital is a larger negative number, the Vendors will pay to the Purchaser and/or, at the Purchaser's option, SFX UK an amount equal to such shortfall and interest thereon as specified in clause 7.2.

7.2 The interest payable on the amount of any excess or shortfall pursuant to clause 7.1 shall accrue from day to day at the same rate as the rate set out in the Loan Notes, from and including the Completion Accounts Date to the date of payment.

7.3      Any amounts payable:

7.3.1             by the Purchaser and/or SFX UK under clause 7.1.1 and clause
                  7.2 shall be satisfied in cash in the same proportions as set out in column 4 of Schedule 1;

7.3.2 by the Vendors under clause 7.1.2 and clause 7.2 shall be satisfied in the same proportions as set out in column 4 of
                  Schedule 1 by the cancellation of Loan Notes in a principal amount equal to the amount so payable or, to the extent that the Vendors no longer hold Loan Notes, in cash, provided that, if any of the Vendors so elect, any amounts payable by any of such persons under clause 7.2 shall be satisfied by payment in cash.

7.4      In relation to the Deferred Consideration Properties:

7.4.1 if the proceeds of any sale of any of the Deferred Consideration Properties are received by a member of the Group prior to agreement or determination of the amount of the Working Capital, the proceeds and deductions that would have been taken into account in determining the Deferred Consideration in respect of such properties shall be taken into account in calculating the amount of the Working Capital;

7.4.2 in all other cases, the proceeds and deductions that would fall to be taken into account in calculating the Deferred Consideration shall not be taken into account in calculating the amount of the Working Capital and any such Deferred Consideration shall be paid by the Purchaser and/or SFX UK in cash to the Vendors in the same proportions as set out in column 4 of Schedule 1 within 30 days of receipt of such proceeds of sale by the relevant member of the Group.

7.5 The Purchaser shall procure that the relevant member of the Group which owns the Deferred Consideration Properties shall act promptly on the reasonable instructions of Paul Gregg and David Rogers in relation to the terms upon which such properties should be sold and shall procure that Paul Gregg and David Rogers are given reasonable access at all reasonable times to papers and documents relating to the Deferred Consideration Properties.

7.6 In calculating the adjustment for the net amount of the operating profit and loss made by the business carried on at any of the Deferred Consideration Properties, the Vendors shall notify the Purchaser in writing what they consider the profit or loss to be. The Purchaser shall within 14 days of such notification inform the Vendors in writing whether it agrees or disagrees with the same. If the Purchaser agrees, then the amount of Deferred Consideration referable to that Deferred Consideration Property shall be final and paid as provided in clause
         7.4. If the Purchaser disagrees with the amount notified to it and it and the Vendors cannot reach agreement within 14 days of the Purchaser's notification of disagreement, the matter shall be referred to an independent firm of chartered accountants and the provisions of clause 6.5 shall mutatis mutandis apply. On the decision of the firm of chartered accountants being published, the amount of the Deferred Consideration shall be finalised and paid as provided in clause 7.4. The firm of Chartered Accountants will as part of their decision determine in what proportion their costs should be borne by either or both of the Vendors and the Purchaser.

8.       RESTRICTION OF VENDORS

8.1 Each of the Vendors undertakes with the Purchaser (for itself and as trustee for SFX UK, the Company and each of the Subsidiaries) that, except as provided in clause 8.2 or with the consent in writing of the Purchaser and subject to the provisions of clause 8.4:

8.1.1 for the period of three (3) years after Completion he or she will not within the United Kingdom and Eire either on his or her own account or in conjunction with or on behalf of any person, firm or company carry on or be engaged, concerned or interested, directly or indirectly, whether as shareholder, director, employee, partner, agent or otherwise in carrying on any business which competes with the business carried on by any member of the Group at Completion (other than as a holder of not more than five (5) per cent of the issued shares or debentures of any company carrying on such a business listed on a recognised stock exchange);

8.1.2 for the period of three (3) years after Completion he or she will not either on his or her own account or in conjunction with or on behalf of any other person, firm or company solicit or entice away or attempt to solicit or entice away from any member of the Group the custom of any person, firm, company or organisation who shall at any time within the year preceding Completion have been a supplier of goods or services, identified prospective supplier of goods or services, representative or agent of any member of the Group or in the habit of dealing with any member of the Group or enter into any contract for sale and purchase or accept business from any such person, firm, company or organisation in a business area in which any members of the Group competes;

8.1.3 for the period of three (3) years after Completion he or she will not either on his or her own account or in conjunction with or on behalf of any other person, firm or company employ, engage, solicit, entice away or attempt to employ, engage, solicit or entice away from any member of the Group any person employed in a managerial, supervisory or sales capacity by, or engaged as a consultant to, or representative or agent of any member of the Group at Completion or at any time during the period of six months immediately preceding Completion (whether or not such person would commit a breach of contract by reason of leaving such employment or engagement);


8.1.4 he or she will not make use of or disclose or divulge to any person (other than to officers or employees of the Company or any of the Subsidiaries whose province it is to know the same) at any time hereafter, any Confidential Information, or, for a period of three (3) years after Completion, any other information (other than any information properly available to the public or disclosed or divulged pursuant to an order of a court of competent jurisdiction) relating to any member of the Group, the identity of its customers and suppliers, its products, finance, contractual arrangements, business or methods of business and shall use all his or her reasonable endeavours to prevent the publication or disclosure of any such information by any person, firm or company with which he or she is connected;

8.1.5 if, in connection with the business or affairs of any member of the Group, he or she shall have obtained Confidential Information belonging to any third party under an agreement purporting to bind any member of the Group which contained restrictions on disclosure he or she will not without the previous written consent of the board of directors of the Purchaser at any time infringe such restrictions;

8.1.6 he or she will not at any time hereafter in relation to any trade, business or company use a name or trade mark including the words Apollo, CCL or The Point or any word confusingly similar thereto in such a way as to be capable of or likely to be confused with the name or any trade mark of any member of the Group and shall use his or her best endeavours to procure that no such name or trade mark shall be used by any person, firm or company with which he or she is connected.

8.2 The restrictions set out in clause 8.1 will not apply to the Vendors (either alone or working with any other person) in connection with:

8.2.1 the exploitation of such Doctor Dolittle rights as are transferred to Houston Securities Limited prior to Completion in accordance with terms and conditions of the transfer agreement between Houston Securities Limited and the relevant members of the Group;

8.2.2 the operation of the Prince of Wales Hotel and the Palladium Llandudno as they are currently operated by the Group;

8.2.3 the personal use by Houston Securities Limited of the name "Apollo" for the period of twelve (12) months from the Completion Date for the purpose of operating the Deferred Consideration Properties; and

8.2.4 the development of the land at The Point, Dublin, provided that such development does not consist of any large scale live entertainment that might compete with the business of The Point as it has been carried on from time to time in the five
                  (5) years up to the Completion Date.

8.3 Each Vendor shall procure that all persons directly or indirectly owned or controlled by him or her shall be bound by and observe the provisions of this clause 8 as if they were parties covenanting with the Purchaser in the same terms.

8.4 While the restrictions contained in this clause 8 are considered by the parties to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Purchaser but would be valid if part of the wording thereof were deleted or the periods thereof reduced or the range of activities or area dealt with thereby reduced in scope the said restriction shall apply with only such modifications as may be necessary to make it valid and effective.

8.5 Each of the Vendors acknowledges that its restrictions and obligations under this clause 8 are reasonable and necessary to protect the Purchaser and the business that the Purchaser is acquiring pursuant to this Agreement and monetary damages would not be an adequate remedy for the Purchaser for any breach by the Vendors of its restrictions and obligations and the Vendors accordingly agree that the Purchaser shall be entitled to specific performance of the Vendors' obligations herein and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

8.6 The restrictions contained in clauses 8.1 and 8.2 shall be without prejudice to:

8.6.1 performance by and shall not limit the restrictions on any of the Vendors under the terms of any of their service and/or employment agreements (as amended from time to time) with any member of the Group; and

8.6.2             any shareholding any of the Vendors may hold in the Purchaser.

9.       WARRANTIES

9.1 As at the date hereof, the Vendors hereby warrant and undertake to and with the Purchaser (for itself and as trustee for SFX UK) in the terms of Schedule 6 and part 1 of Schedule 7, as to Paul Richard Gregg and Anita Kim Gregg jointly and severally, as to David Charles Rogers and the DCR Trustees jointly and severally, as to David Clifford Gregg and the DCG Trustees jointly and severally, and as to and Julie Diane Rogers and Simon Paul Gregg severally.

9.2      The Warranties (other than the Warranties in paragraphs 3.2, 3.11 and
         5.12 of Schedule 6 in respect of which no qualification is accepted) are given subject to matters fairly disclosed in the Disclosure Letter. "Fairly" for these purposes means disclosed in a manner so as to enable a reasonable purchaser to make an informed and accurate assessment of the significance of the disclosure and its impact upon the relevant Warranty. In this connection, it is accepted that where a disclosure is specifically referenced to a numbered warranty, but not to others that does not of itself mean that it is not fairly disclosed against such other warranties, provided that a fact or matter will not be deemed to be fairly disclosed if it could only have been discoverable by the Purchaser deducing it from the face of a series of documents which are not connected by explicit references to each other. The parties agree that a fact or matter will only be deemed to be fairly disclosed to the Purchaser if it is within the actual knowledge of the Purchaser as a result of reviewing the Disclosure Letter and/or the documents annexed thereto (the "Disclosure Bundle") or it is readily discoverable from the face of any document in the Disclosure Bundle. No letter, document or other communication shall be deemed to constitute a disclosure for the purposes of this Agreement unless the same is actually contained in the Disclosure Bundle.

9.3 The Vendors acknowledge that the Purchaser has entered into this Agreement in reliance upon the Warranties.

9.4 In the event that any of the Warranties is broken or (as the case may be) proves to be untrue or misleading in whole or in part, the Vendors shall indemnify the Purchaser for itself and as trustee for each member of the Purchaser's Group and Group in respect of:

9.4.1 the full amount of any shortfall or diminution in the value of any assets of the Company or any of the Subsidiaries and an amount equal to any other loss suffered or incurred by the Purchaser, SFX UK, the Company or any of the Subsidiaries or any successor as a result of or in relation to any act, matter or circumstance constituting a breach or non-fulfilment of any of the Warranties, excluding, for the avoidance of doubt, any right the Purchaser may have to apply the multiple used in assessing the value of the Sale Shares to the loss suffered as a result of the breach; and

9.4.2 all costs and expenses incurred by the Purchaser, the Company and each member of the Group as a result of such breach, and any reasonable and proper costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser or the relevant member of the Group or the Purchaser's Group claims that any of the Warranties has been broken or is untrue or misleading and in which judgement is given for the Purchaser or the relevant member of the Group or the Purchaser's Group or (ii) the enforcement of any settlement of, or judgement in respect of, such claim, provided that such claim in respect of such breach is resolved in favour of the Purchaser or the relevant member of the Group or the Purchaser's Group.

9.5 Any amounts agreed by each Vendor (including all amounts which are not in dispute and which form a part of a claim that has not yet been agreed or finally determined) or, with respect to amounts which are not so agreed, finally determined to be payable in respect of any breach of the Warranties or under the terms of clause 10 shall be satisfied within ten (10) days from such agreement or the date of being finally determined (and time shall be of the essence for the purpose of this clause 9.5), to the extent that a claim for breach of a Warranty has been agreed or finally determined within two (2) years of the Completion Date, by the transfer to the Purchaser of Consideration Shares with full title guarantee and free and clear of all liens, charges and encumbrances which shall be deemed to have a value equal to the price for which the Consideration Shares were issued to Vendors and the price in US dollars for the Consideration Shares shall be translated at the Exchange Rate immediately prior to close of business in London on the business day prior to the date the claim is agreed or finally determined, and otherwise, at the option of each of the Vendors, by:

9.5.1 cancellation in whole or in part (as is necessary) of the Loan Notes provided that such Loan Notes are tendered to the Purchaser for cancellation, which shall be deemed to have a value equal to their face value together with any unpaid interest accrued thereon; and/or

9.5.2 the transfer to the Purchaser of Consideration Shares with full title guarantee and free and clear of all liens, charges and encumbrances which shall be deemed to have a value equal to the average closing price of such stock over the five business days prior to the date the claim is agreed or finally determined and the price in US dollars for the Consideration Shares shall be translated at the Exchange Rate immediately prior to close of business in London on the business day prior to the date the claim is agreed or finally determined; and/or

9.5.3             payment in cash.

         For the purposes of this clause 9.5, "finally determined" means a final decision of a Court or tribunal of competent jurisdiction from which there is no appeal or in relation to which the right to appeal has not been made within the applicable time limit. If any of the Vendors fails to make such payment, the Purchaser shall have the absolute right without prejudice to any other rights of recovery the Purchaser or any other member of the Purchaser's Group may have, without further notice to the Vendors, to satisfy the amount of such payment by cancelling the appropriate number of Consideration Shares on the books of the Purchaser with the shares to have a value equal, to the extent that such cancellation is carried out within two (2) years of the Completion Date, to the price for which the Consideration Shares were issued to Vendors and otherwise the average closing price of such stock over the five business days prior to the date the claim is agreed or finally determined and the price in US dollars for the Consideration Shares shall be translated at the Exchange Rate immediately prior to close of business in London on the business day prior to the date the claim is agreed or finally determined.

9.6 Each of the Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement.

9.7 Where any statement in the Warranties or any confirmation or certificate given by any of the Vendors hereunder or pursuant hereto is qualified by the expression "so far as the Vendors are aware" or "to the best of the Vendors' knowledge and belief" or any similar expression, that statement shall be deemed to include an additional statement that it has been made after reasonable enquiry of each of the Directors of each member of the Group, Craig Morgan, Heather Salter and Terry Carnes of the subject matter of the Warranties.

9.8 Each of the Vendors hereby agrees with the Purchaser (for itself and as trustee for SFX UK, the Company and each of the Subsidiaries) to waive any rights which he or she may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by the Company or its Subsidiaries or its or their officers, employees or advisers in connection with the giving of the Warranties and the preparation of the Disclosure Letter.

9.9      Subject to clause 9.10, the parties agree as follows:

9.9.1 The liability of the Vendors under the Warranties shall, save in relation to the Warranties in paragraph 2 of Schedule 6 (the "Tax Warranties"), cease on the earlier of two years from the Completion Date and thirty (30) days after the audited accounts for the second audit of the Group following Completion have been filed at Companies House, except (subject to clause 9.9.10) in respect of matters which have been the subject of a written claim made before such date by the Purchaser or SFX UK or the Purchaser's Solicitors to any of the Vendors or the Vendors' Solicitors.

9.9.2 The liability of the Vendors under the Tax Warranties shall cease six (6) years after the first anniversary of the Accounting Date, except in respect of matters which have been the subject of a written claim made before such date by the Purchaser or the Purchaser's Solicitors to any of the Vendors or the Vendors' Solicitors.

9.9.3 Any claim which is made under clause 9.9.1 or 9.9.2 within the required period shall (unless settled or withdrawn) be deemed to have been waived or withdrawn if legal proceedings in respect thereof are not issued and served on the Vendors within nine months of written notice of the claim first being given, except in the case of a claim notified under clause
                  9.9.10 where legal proceedings must be issued and served within nine months of the liability becoming an actual rather than contingent liability, and time shall be of the essence for the purposes of clauses 9.9.1 and 9.9.2.

9.9.4 The aggregate liability of Paul Richard Gregg and Anita Kim Gregg under the Warranties and clause 10 of the Agreement shall be limited to 67.144% of the Consideration less (pounds sterling)38,272,000.

9.9.5 The liability under the Warranties and clause 10 of this Agreement of:

9.9.5.1 David Charles Rogers together with the DCR Trustees, Samuel John Shrouder together with the SJS Trustees, and David Clifford Gregg together with the DCG Trustees shall in each case be limited to their individual proportion of the Consideration aggregated with the relevant proportion of the Consideration of the relevant Vendor Trustee less the equivalent proportion of (pounds sterling)57,000,000 and then reduced by twenty five percent (25%); and

9.9.5.2 Simon Paul Gregg and Julie Diane Rogers shall in each case be limited to their individual proportion of the Consideration less the equivalent proportion of (pounds sterling)57,000,000 and then reduced by twenty five percent (25%).

9.9.6 Save in relation to the Warranties in paragraph 5 of Schedule 6 and the Tax Warranties, no liability shall attach to the Vendors under the Warranties:

9.9.6.1 where the amount of any individual claim is less than ten thousand pounds ((pounds sterling)10,000), such claims being ignored for the purposes of calculating the liability of the Vendors under the Warranties unless such claims, when aggregated, amount to more than two hundred thousand pounds ((pounds sterling)200,000) and further provided that one or more claims deriving from, or attributable to, the same matter or circumstance shall be treated as one claim for the purpose of this clause; and

9.9.6.2 until the aggregate amount of all claims shall exceed one million five hundred thousand pounds
                           ((pounds sterling)1,500,000) and in such event the Vendors shall be liable for all amounts over two hundred thousand pounds ((pounds sterling)200,000).

9.9.7 In relation to the Warranties in paragraph 5 of Schedule 6, no liability shall attach to the Vendors unless the aggregate amount of all claims under such Warranties shall exceed five hundred thousand pounds ((pounds sterling)500,000) and in such event the Vendors shall be liable for the excess only.

9.9.8 The Vendors shall, save in relation to the Tax Warranties, not be liable under the Warranties:

9.9.8.1 to the extent that such claim would not have arisen but for some voluntary act or omission occurring after Completion outside the ordinary course of business (otherwise than pursuant to a legally binding commitment binding on the Company or any Subsidiary created on or before Completion) by or on behalf of all or any of the Purchaser, the Company or any Subsidiary and the Purchaser, the Company or any Subsidiary (as the case may be) or any of its directors knew or should reasonably have known that such act or omission could reasonably be or have been expected to give rise to or increase such claim and a reasonable alternative course of action, having regard, without limitation, to the protection of the goodwill of the Purchaser and the members of the Group and the Purchaser's Group, was available to the Purchaser, the Company or the Subsidiary (as the case may be) which could be expected not to have given rise to such claim or to a claim of such amount;

9.9.8.2 to the extent that a specific provision is made in the Completion Accounts in respect of the matter to which the liability specifically relates;

9.9.8.3 to the extent any claimant(s) is or are entitled to claim indemnity against any loss or damage arising out of the breach or claim under the terms of any insurance policy from time to time in force;

9.9.8.4 which would not have arisen but for anything expressly provided to be done or omitted to be done pursuant to this Agreement; or

9.9.8.5 to the extent that any losses, credits, reliefs or any other allowable sums arising or becoming available to the Company or any Subsidiary on or before Completion and previously unutilised (other than any such reliefs or rights to repayment as are mentioned in clauses 10.1.5.1 to 10.1.5.3 inclusive) are available to the Company or any Subsidiary for set-off against the Tax that is the subject of such claim or the liability to which it relates (and so that the use of any such losses, credits, reliefs or allowable sums shall not of itself give rise to a claim).

9.9.9 The Vendors shall not be liable under the Tax Warranties to the extent that the limitations in Clause 10.3 are applicable.

9.9.10 If, in respect of a claim for breach of any of the Warranties, the liability of the Purchaser or the Company or any Subsidiary is contingent then the Vendors shall not be liable in respect thereof unless and until such time as the contingent liability ceases to be contingent and becomes actual, provided that the liability becomes actual within one
                  (1) year of the end of the periods referred to in clauses
                  9.9.1 and 9.9.2 respectively and if the liability does not become actual within such period the liability of the Vendors shall cease.

9.9.11 Nothing herein or otherwise shall be deemed to relieve the Purchaser or the Company or any Subsidiary from any common law duty to mitigate any loss or damage incurred by it or them. Neither the Purchaser, nor the Company nor any relevant member of the Group shall be obliged to make a payment under clauses
                  9.9.14 or 9.9.15 in respect of any sum or benefit which any of them shall have received, recovered or become entitled to if any such sum or benefit falls to be taken into account in computing any amount to be set off, refunded or repaid to the Vendors pursuant to clause 10.4.4.

9.9.12 The Purchaser shall not be entitled to recover any sum in respect of any claim or otherwise obtain reimbursement or restitution more than once in respect of any one breach of the Warranties or claim under clause 10 or the subject matter thereof.

9.9.13 In the event that a claim (other than a claim under clause 10) against the Vendors arises as a result of or in connection with a liability to or a dispute with any third party:

9.9.13.1 no such liability or dispute shall be admitted, settled or discharged without the written consent of the Vendors (such consent not to be unreasonably withheld or delayed); and

9.9.13.2 the Purchaser shall or shall procure that SFX UK shall (provided that they are indemnified to their reasonable satisfaction by the Vendors against any costs, expenses, liabilities, penalties, and fines which may be incurred by the Purchaser and the Group and the Purchaser's Group in taking such action and provided that the Vendors give the Purchaser and SFX UK such assistance as they reasonably require) take such action to avoid, dispute, resist, appeal, compromise or contest such liability or dispute as may be reasonably requested by the Vendors provided that neither the Purchaser nor SFX UK shall be obliged to take any action whatsoever that the Purchaser or SFX UK reasonably believes acting in good faith having taken account of the reasonable representations of the Vendors will or is reasonably likely to have a material adverse effect on the business of any member of the Group taken as a whole. In relation to any claim against the Company arising from an audit of the box office takings by any major US or UK producer, the parties agree that contesting, disputing or resisting such claim in good faith will not be reasonably likely to have a material adverse effect on the business of the Group taken as a whole. Notwithstanding the above, the Purchaser and SFX UK may, at their option, assign such claim or any part thereof to the Vendors.

9.9.14 Where the Purchaser or any member of the Group or the Purchaser's Group is entitled (whether by right of indemnity, reimbursement or any other means) to recover from some other person (not being the Purchaser any member of the Group or the Purchaser's Group or any person connected with any of them but including, without limitation, any Tax authority) any sum or benefit in respect of the same matter that was the subject of a successful claim for breach of any of the Warranties, the Purchaser or the relevant member of the Group or the Purchaser's Group so entitled shall (provided that it is indemnified to its satisfaction by the Vendors against all costs, expenses, liabilities, penalties and fines which it or they may incur thereby and provided that the Vendors give the Purchaser or the relevant member of the Group or the Purchaser's Group such assistance as it reasonably requires) take all reasonable steps to enforce such recovery provided that neither the Purchaser nor any member of the Group or the Purchaser's Group shall be required to do anything which in the reasonable opinion of the Purchaser might have a material adverse effect on the business of the Group taken as a whole (in which case the Purchaser shall reimburse the Vendors for the amount which the Vendors and the Purchaser reasonably expect the Purchaser to recover from such other person, less all reasonable costs, expenses, and taxes, but in no event shall such amount be greater than the amount received by Purchaser from the Vendors with respect to the same matter that was the subject of such claim for breach of Warranties). Notwithstanding the above, the Purchaser or the relevant member of the Group or the Purchaser's Group entitled to such recovery may, at its option, assign such claim or any part thereof for recovery to the Vendors.

9.9.15 In the event that payment is made by the Vendors or any of them in respect of a claim and the Purchaser or the relevant member of the Group or the Purchaser's Group or any of them subsequently recovers from the third party a sum or, in the case of Tax claims, a benefit in respect of the same matter that was the subject of a claim, the Purchaser and the Company or the relevant Group member shall reimburse the Vendors after receipt of such sum or, in the case of Tax claims, benefit the net amount received (after deducting any costs including legal costs on a solicitor and own client basis) but not in any event exceeding the amount originally paid in respect of the relevant claim. For the purposes of the foregoing:

9.9.15.1 subject to clauses 9.9.15.2 to 9.9.15.4 below, a sum or benefit shall also be deemed to have been received if received by way of credit, set-off or other deduction or received in kind, provided that such sum or benefit is reasonably capable of being quantified in cash.

9.9.15.2 a reduction in liability to Tax arising as a direct result of any payment made in respect of the claim shall be deemed to be a sum or benefit received aforesaid;

9.9.15.3 the recipient shall be deemed to receive a refund or repayment for Tax purposes when and only when it would have received the same but for a liability to any Tax not covered by clause 10 and shall be deemed to receive a credit for Tax purposes when and only when the same results in an actual reduction of Tax not covered by clause 10 that the recipient would otherwise have been liable to pay;

9.9.15.4 any repayment supplement for Tax purposes or interest (less tax) paid or received or attributable to the sum or benefit recovered shall also be accounted for to the Vendors to the extent referable to the period after the claim was satisfied.

9.9.16 None of the Vendors shall be liable in respect of any representations or warranties which are made or deemed to have been made by them or any of them in relation to or connection with the subject matter hereof (save for fraudulent misrepresentation) which are not contained and expressly given or assumed by them in this Agreement or any document in the approved terms to be entered into pursuant hereto and the Purchaser hereby confirms that it has not entered into this Agreement in reliance on any such representation or warranty.

9.9.17 The Purchaser shall and shall procure that SFX UK shall indemnify the Vendors and each of them against any and all reasonable and proper costs and expenses (including legal costs on a solicitor and own client basis) to the extent that such costs and expenses are incurred in successfully defending in all respects a claim for breach of any of the Warranties and where the Purchaser and the members of the Purchaser's Group have no right of appeal or the Purchaser has not appealed within the applicable time limits.

9.9.18 The Purchaser irrevocably and unconditionally waives any right it may have to sue the Vendors in misrepresentation or to rescind this Agreement, in either case for any non-fraudulent misrepresentation made by or on behalf of the Vendors, whether or not contained in this Agreement, or to terminate this Agreement for any reason except as provided in clause 5. The Purchaser's remedy in respect of any such misrepresentation shall be an action under the terms of this Agreement if and to the extent the misrepresentation constitutes a breach of the Warranties.

9.9.19 Notwithstanding any other provision of this Agreement, the maximum liability of each of the Vendor Trustees (and any trustees to whom they transfer all or any part of the trust fund of the relevant Trust in exercise of their dispositive powers under the relevant Trust ("a Transferee Trustee") under this Agreement shall be limited to the extent that such liability can be met and discharged out of the net assets (after costs of realisation of the same and any tax payable on or by reference to such realisation) held by or on behalf of such Vendor Trustee in the Trust of which they are trustees at the time such Vendor Trustee is called upon to make such payment and no Vendor Trustee (or any Transferee Trustee) shall incur any personal liability in respect of any claim under this Agreement.

9.9.20 If a capital distribution is made to a beneficiary of a Trust before such time as the Vendor Trustee of the relevant Trust are under no actual or contingent liability under this Agreement and the beneficiary of the distribution is sui iuris and shall by deed undertake to accept liability under this Agreement (subject to the limitations provided herein) whether to the extent only of the distribution concerned (less any tax payable by such beneficiary by reason of the receipt thereof) or generally then the residual liability of such distributing trustees hereunder shall thereupon be reduced to such extent or extinguished accordingly.

9.10 Clause 9.9 shall not apply if any claim or claims has or have arisen by reason of fraud, wilful concealment or dishonesty.

9.11 If any sum payable by the Vendors under this clause 9 shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

9.12 The amount paid by the Vendors to the Purchaser or the relevant member of the Purchaser's Group in satisfaction of any claim shall, so far as possible, be treated as a reduction by that amount in the Consideration for the Sale Shares.

10.      COVENANT IN RESPECT OF TAX

10.1     In this clause 10 unless the context otherwise requires:

10.1.1 "Claim" means the issue of any notice, letter or other document by or on behalf of any Tax Authority or the taking of any action by or on behalf of any Tax Authority from which letter, notice, document or action it appears that a Tax liability is to be imposed on any of the Company or a Subsidiary so that such Company or Subsidiary will or may become subject to a liability which could give rise to a claim under the Warranties relating to Taxation or, in the context of clause 10.2 that a liability or increased liability is to be imposed on any relevant company.

10.1.2 "event" includes (without limitation) any omission, event, action or transaction whether or not the Company or any of the Subsidiaries is a party thereto, the death of any person, a change in the residence of any person for any Tax purpose, and the entering into and completion of this Agreement and references to the result of events on or before the Completion Date shall include the combined result of two or more events one or more of which shall have taken place on or before the Completion Date in circumstances where those events occurring after Completion occurred inside the Company's ordinary course of business and is or are:

10.1.2.1 the completion of the disposal by the Company or any of the Subsidiaries of any asset which was contracted to be sold by the Company or any of the Subsidiaries outside the ordinary course of business before Completion or the performance of any other act which the Company or any of the Subsidiaries was bound to perform by virtue of a legally binding obligation it had entered into outside the ordinary course of business before Completion;

10.1.2.2 the satisfaction of a condition to which the disposal by the Company or any of the Subsidiaries of any asset pursuant to a contract entered into outside the ordinary course of business before Completion was subject (in which even the disposal shall, for the purposes of this clause 10, but subject to clause 10.3.14, be treated as having been made before Completion and any liability to Tax arising from such disposal shall be treated as having risen before Completion);

10.1.2.3 the service of any notice pursuant to section 703 of the Taxes Act;

10.1.2.4 the bringing into the United Kingdom of any document executed prior to Completion outside the United Kingdom where the same is required to be produced in court in the United Kingdom with a view to protecting or enforcing any legal rights of the Company or any of the Subsidiaries;

10.1.2.5 the making of any chargeable payment (as defined in section 214 of the Taxes Act) where the same is connected with the exempt distribution (as defined in section 213(2) of the Taxes Act) made prior to Completion.

10.1.3 "relief" means any relief, allowance, credit, set off, deduction or exemption for any Tax purpose;

10.1.4 reference to income or profits or gains earned, accrued or received shall include income or profits or gains deemed to have been or treated as or regarded as earned, accrued or received for the purposes of any legislation;

10.1.5 reference to any Tax liability shall include not only any liability to make actual payments of or in respect of Tax but shall also include:

10.1.5.1 the loss or reduction in the amount of, or the setting off against income, profits or gains, or against any Tax liability for which no provision has been made in preparing the Accounts or in preparing the Completion Accounts, of any relief which would (were it not for the said loss, reduction or setting off) have been available to the Company or any of the Subsidiaries and which has been taken into account in computing (and so eliminating or reducing) any provision for deferred Tax which appears (or which but for such relief would have appeared) in the Completion Accounts;

10.1.5.2 the loss or reduction in the amount of, or the setting off against any Tax liability for which no provision has been made in preparing the Accounts or in preparing the Completion Accounts, of a right to repayment of Tax which has been treated as an asset of the Company or any of the Subsidiaries in preparing the Completion Accounts; and

10.1.5.3 the utilisation or setting off against income, profits or gains earned, accrued or received on or before Completion, or against any Tax liability of any relief which is not available before Completion but which arises in respect of an event occurring after Completion in circumstances where but for such utilisation or setting off, the Company or any of the Subsidiaries would have had a Tax liability in respect of which the Purchaser would have been able to make a successful claim under this clause 10;

                  and in such a case as is referred to in Clause 10.1.5.1, the amount of the Tax liability shall be either the amount of the relief where the relief which has been lost or set off was a deduction or offset against Tax or where the relief was a deduction offset against income profits or gains, the amount of Tax which, on the basis of rates current at the date of the loss, would have been saved but for such loss and in the case of a liability under Clause 10.1.5.1 or 10.1.5.3 where the relief was subject to a set-off, the Tax liability shall be the amount of Tax which the Covenantors would have been liable for hereunder but for the set off;

10.1.6 reference to "the Company" includes a reference to each of the Subsidiaries;

10.1.7 reference to a payment in respect of Tax means a payment other than to a Group Company for the surrender of losses or other amounts by way of group relief (within the meaning of Section 402 of the Taxes Act) or for the surrender of advance corporation tax or for the transfer of any other relief, a repayment of any such payment and a payment by way of indemnity or damages.

10.2 Subject as provided in this Agreement, the Vendors hereby covenant with and undertake as to Paul Richard Gregg and Anita Kim Gregg jointly and severally, David Charles Rogers and the DCR Trustees jointly and severally, Samuel John Shrouder and the SJS Trustees jointly and severally, David Clifford Gregg and the DCG Trustees jointly and severally, and Julie Diane Rogers and Simon Paul Gregg severally, to pay to the Purchaser (for itself and as trustee for SFX UK) a sum equal to the amount of:

10.2.1 any Tax liability of the Company or any of the Subsidiaries arising as a result of or calculated by reference to any income, profits or gains earned accrued or received on or before the Completion Date or any event on or before the Completion Date whether or not such Tax is chargeable against or attributable to any other person;

10.2.2 any Tax liability of any member of the Group that arises after Completion as a result of an act, omission or transaction by a person (other than any member of the Group) and which liability to Tax falls upon the relevant member of the Group as a result of (i) the failure by such person to discharge (even after Completion) where due any liability to taxation on its part and (ii) its having been in the same group for Tax purposes as that person at any time before Completion;

10.2.3 the standard rate of corporation tax as at the date of this Agreement multiplied by the aggregate of the payments referred to in clause 5.5.4 (other than in relation to the payment to Paul Richard Gregg) and the employer's national insurance contributions thereon to the extent that a deduction for corporation tax purposes is denied in whole or in part in respect thereof; and

10.2.4 all costs and expenses incurred by the Purchaser, the Company and each member of the Group in connection with a claim by the Purchaser which results in a payment being made by the Vendors under this clause 10.2, and any reasonable and proper costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser or the relevant member of the Group or the Purchaser's Group make a claim under this clause 10.2 and in which judgement is given for the Purchaser or the relevant member of the Group or the Purchaser's Group or (ii) the enforcement of any settlement of, or judgement in respect of, such claim, provided that such claim is resolved in favour of the Purchaser or the relevant member of the Group or the Purchaser's Group.

10.3     The covenants contained in clause 10.2 do not apply to any liability:

10.3.1 to the extent that provision or reserve in respect thereof has been made in the Completion Accounts or to the extent that payment or discharge of such liability has been taken into account therein;

10.3.2 in respect of which provision or reserve has been made in the Completion Accounts which is insufficient only by reason of any increase in rates of Tax made after the Completion Date with retrospective effect;

10.3.3 to the extent that the Tax liability arises as a result of the Purchaser, the Company or any Subsidiary failing to comply with their respective obligations under this clause 10;

10.3.4 to the extent that the Tax liability in question arises or is increased as a result of the failure by the Purchaser, the Company or any Subsidiary after Completion to make any claim, election, surrender or disclaimer or give any notice or consent under any enactment relating to Taxation, the making or giving of which was taken into account in preparing the Accounts or the Completion Accounts and in the case of a claim, election, surrender, disclaimer, notice or consent assumed to be made or given in the preparation of the Accounts sufficient details of which are notified to the Purchaser at least 60 days prior to the last date upon which such claim, election, surrender or disclaimer notice or consent could validly be made or given;

10.3.5 to the extent that the Tax liability in question arises or is increased as a result of any voluntary claim, election, surrender or disclaimer made or notice or consent given after Completion by the Purchaser, the Company or any Subsidiary other than pursuant to clause 10.9, 10.9.1 or 10.11 hereof and other than pursuant to a comment or suggestion made by the Vendors or their duly authorised agents in accordance with clause 10.10;

10.3.6 to the extent that the Tax liability in question arises or is increased as a result of any cessation or winding-up after Completion of any trade or business carried on by the Company or any Subsidiary or the Purchaser or any major change after Completion in the nature or conduct of any trade carried on by the Company or any Subsidiary;

10.3.7 to the extent that the Tax liability in question arises or is increased as a result of the any change in law or published practice or any withdrawal of any extra statutory concession by any authority competent to impose a Tax liability (a "Tax Authority");

10.3.8 to the extent that the Tax liability in question arises or is increased as a result of any change in accountancy principles or practice or as a result of the change in the bases, policies, or methods of accounting of the Purchaser, the Company or any Subsidiary except where such change was necessary to rectify any prior non-compliance with relevant generally accepted accounting principles and practice;

10.3.9 to the extent that any relief arising to the Company or relevant Subsidiary wholly before Completion (other than any such relief as is referred to in clause 10.1.5.1, 10.1.5.2, 10.1.5.3, 10.4.2, 10.4.3 or 10.5) is available for offset against the Tax Liability concerned provided that the Vendors shall have notified the Purchaser in writing of the availability of such relief and shall have taken all such steps as are reasonable to assist in obtaining the benefit or claiming such relief;

10.3.10 to the extent that the Tax liability in question arises or is increased as a result of any voluntary act, transaction or omission by the Purchaser, the Company or any Subsidiary after Completion outside the ordinary course of business and which could reasonably have been avoided and otherwise (in the case of the Company and any Subsidiary only) than pursuant to a legally binding obligation entered into before Completion;

10.3.11 to the extent that the Tax liability has been made good by insurers deducting for these purposes the associated costs and expenses of maintaining the relevant policy of insurance;

10.3.12 to the extent that the Purchaser has made recovery in respect of the Tax liability concerned by means of a claim for breach of any of the Warranties (whether or not relating to Taxation);

10.3.13 to the extent that the Tax liability is corporation tax which has been deducted in calculating the Deferred Consideration;

10.3.14 to the extent that the Tax liability arises solely as a result of the combination of two or more events one or more of which shall have taken place on or before the Completion Date in circumstances where the events occurring after

                  Completion occurred inside the Company's ordinary course of business and is or are the events referred to in clauses
                  10.1.2.1 or 10.1.2.2 AND the income, profits or gains by reference to which such Tax liability is calculated are actual income, profits or gains (as opposed to income, profits or gains which are deemed to have been or treated as or regarded as earned, accrued or received) which have not been reflected or taken into account in either the Accounts or the Completion Accounts;

10.3.15 to the extent that the Tax liability arises by reference to actual income, profits or gains (as opposed to income, profits or gains which are deemed to have been or treated as or regarded as or earned, accrued or received) earned, accrued or received since the Accounting Date and which are not reflected or taken into account in the Completion Accounts.

10.3.16 to the extent that the Tax liability arises by reference to actual income, profits or gains (as opposed to income, profits or gains which are deemed to have been or treated as or regarded as earned, accrued or received) earned, accrued or received in the accounting reference period which ended on the Accounting Date and which were not reflected or taken into account in the Accounts.

10.4.1 If any provision for Taxation in the Completion Accounts proves to be an over-provision, then the amount of such over-provision shall be dealt with as set out in clause 10.4.4.

10.4.2 If the Vendors and the Purchaser shall agree that any Tax Claim which has resulted in a payment having been made or becoming due from the Vendors under this Agreement will give rise to relief which relief results in an actual saving of Tax or repayment of Tax for the Company or any Subsidiary which would not otherwise have arisen, then, the amount by which that Company's or any Subsidiary's liability to Tax is so reduced or the amount of such repayment of Tax shall be dealt with in accordance with clause 10.4.4 below and for these purposes the Purchaser shall use all reasonable endeavours to utilise any such reliefs in priority to any other reliefs that arise in accounting periods commencing after that in which the relief arose;

10.4.3 If the Vendors and the Purchaser shall agree that the Company or any Subsidiary has:

10.4.3.1 received after the Completion Date from any Tax Authority any repayment of Taxation in circumstances where the Taxation in question was paid before Completion and the repayment of such Taxation has not been taken into account or reflected in the Accounts or the Completion Accounts and is not otherwise dealt with in accordance with clause 10.4.4; or

10.4.3.2 set off after the Completion Date any relief (other than such relief as is referred to in clauses 10.1.5.1, 10.1.5.2 or 10.1.5.3) against any Tax liability (whether arising before or after Completion) of the Company or any Subsidiary in circumstances where the Tax liability in question is not a Tax liability in respect of which a claim could be made under clause 10 and the relief arises as a result of or is calculated by reference to an event occurring (including the accrued earning or receiving of income, profits or gains) before Completion;

                  then the Relevant Amount shall be dealt with in accordance with clause 10.4.4 PROVIDED ALWAYS THAT:

                  (a) the Relevant Amount shall be in such a case as is mentioned in clause 10.4.3.1, the amount of the repayment received by the Company or the Subsidiary but only to the extent that it is neither (i) reflected or taken into account in the Accounts or the Completion Accounts, nor (ii) otherwise taken into account in accordance with clause 10.4.4;

                  (b) the Relevant Amount shall be, in such a case as is mentioned in clause 10.4.3.2, the amount of Taxation agreed by the Vendors and the Purchaser as having been saved by the use of the relief in question; and

                  (c) the Purchaser shall use reasonable endeavours to recover any such repayment as is mentioned in clause
                           10.4.3.1 and to procure that the Company and/or the Subsidiary use any such reliefs as are mentioned in clause 10.4.3.2 but nothing in this clause 10.4.3.2
                           (c) shall require the Purchaser to procure that the Company or Subsidiary utilise any such relief in priority to any other reliefs which are available to the Company or the Subsidiary and nothing in this clause 10.4.3.2 (c) shall require the Purchaser to do (or to procure that the Company or any of the Subsidiaries shall do) anything that the Purchaser reasonably believes is likely to have a material adverse effect on the business of any member of the Group taken as a whole.

10.4.4 where it is provided under paragraph 10.4.1, 10.4.2 or 10.4.3 that any amount (the "Relevant Amount") is to be dealt with in accordance with this paragraph:

                  (a) the Relevant Amount shall first be set off against any payment then due from the Vendors under this Agreement; and

                  (b) to the extent there is an excess, a refund shall be made to the Vendors of any previous payment or payments made by the Vendors under this Agreement and not previously refunded under this clause up to the amount of such excess; and

                  (c) to the extent that the excess referred to in paragraph (b) of this paragraph is not exhausted under that paragraph, the remainder of that excess shall be repaid to the Vendors within 30 days of:

                           (i) in a case falling within clause 10.4.1, the date on which the Vendors and the Purchaser agree that a provision for Tax has proved to be an over provision;

                           (ii) in a case falling within clause 10.4.2, the date on which the Tax which has been reduced by reason of the relief in question would otherwise have been due to be paid or (as the case may be) the date on which the Company or the Subsidiary receives the repayment of Tax in question;

                           (iii) in a case falling within clause 10.4.3.1, the date on which the Company or the Subsidiary received the repayment of Tax in question; and

                           (iv) in a case falling within clause 10.4.3.2, the date on which the Tax against which the relief in question has been set off would otherwise have been due to have been paid.

10.5 The Purchaser shall and shall procure that the Company and each Subsidiary takes such steps as are reasonably necessary for the Company and each Subsidiary to use in the manner hereinafter mentioned all reliefs (other than any reliefs referred to in clauses 10.1.5.1, 10.1.5.2, 10.1.5.3, 10.4.1, 10.4.2 or 10.4.3 above) arising to the
         Company by reason of events occurring on or before the date of Completion as are available to the Company and as are notified to the Purchaser in writing by the Vendors to reduce or eliminate any liability of the Company to make an actual payment of Tax in respect of which the Purchaser would have been able to make a claim against the Vendors under this Agreement, the said use being to effect the reduction or elimination of any such liability to make an actual payment of Tax to the extent permitted by law, provided that neither the Purchaser, the Company nor any Subsidiary shall be required to do anything that, in the reasonable opinion of the Purchaser, might have a material adverse effect on the business of any member of the Group taken as a whole.

10.6 The Purchaser shall procure that the Company makes (or joins in making) such claims and elections and signs such documents as may be reasonably necessary to effect the reduction or elimination referred to in clause 10.5.

10.7 If the Vendors and the Purchaser shall fail to agree as contemplated in clauses 10.4.2, 10.4.3, 10.4.3.2 (b) and 10.4.4 (c) (i) within 45 days of written notice having been served by the Vendors on the Purchaser to agree the matter in question, the matter shall be referred to such chartered accountant (the "Independent Accountant") as the parties may agree or in default of agreement within 10 days nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales on the application of any of the Vendors or the Purchaser. The Independent Accountant shall act as an expert and not as arbitrator and his decision shall, save in the case of manifest error, be binding on the parties (including the manner in which his costs shall be borne by the Vendors and the Purchaser).

10.8 If the Purchaser, the Company or any Subsidiary is entitled to recover from some other person (not being the Purchaser, any member of the Group or the Purchaser's Group or any person connected with any of them but including, without limitation, any Tax Authority) any sum (other than a sum which is dealt with in accordance with clause 10.4.4) in respect of a Tax Claim that has resulted or will result in the Vendors becoming liable to make a payment under this clause 10 or the Warranties relating to

         Taxation, or subsequently becomes entitled to make such a recovery, then Purchaser shall or shall procure that the Company shall as soon as reasonably practicable after becoming aware of such entitlement notify the Vendors of its entitlement and shall, if reasonably so required by the Vendors in writing and subject to being indemnified against all losses, costs, interest, damages and expenses which may hereby be incurred take all such reasonable steps to enforce that recovery (keeping the Vendors informed of the progress of any action taken) as the Vendors may reasonably request and, provided that neither the Purchaser nor the Company nor any Subsidiary shall be required to do anything which in the reasonable opinion of the Purchaser might have a material adverse effect on the business of any member of the Group taken as a whole and shall account to the Vendors for whichever is the lesser of:

10.8.1 any sum so recovered (including any interest or repayment supplement paid by the Tax Authority) but net of any Tax paid by the Company or relevant recipient or which would be due from the Company or relevant recipient but for any such relief as is mentioned in clauses 10.1.5.1, 10.1.5.2 or 10.1.5.3 hereof and net of any reasonable costs, expenses and charges properly incurred in recovering the same; and

10.8.2 the amount paid by or due by the Vendors under this clause 10 or the Warranties relating to Taxation in respect of the Tax Claim in question.

10.9 The Vendors or their duly authorised agents shall be responsible for, and have the conduct of preparing, submitting to and agreeing with the relevant Tax Authorities all Tax returns, computations and other related documents of the Company and each Subsidiary relating to all accounting periods ending on or before Completion ("Relevant Accounting Periods") and subject as hereafter provided shall be solely entitled to deal with all matters (including correspondence) relating to such Tax returns, computations, and other related documents.

10.9.1 The Vendors shall submit all Tax returns, computations and related documents as are referred to in clause 10.9 to the Purchaser or its duly authorised agents for comment a reasonable time before they are due to be sent to the relevant Tax Authority. The Purchaser or its agents shall comment within 21 days of such submission and if the Vendors shall not have received comments within that period, the Purchaser or its agents shall be deemed to have approved such draft computations. If the Purchaser or its agents have any comments or suggestions, the Vendors and its agents shall not unreasonably refuse to adopt such comments or suggestions provided that nothing herein shall oblige the Company or any Subsidiary to submit any computation or other document unless it is reasonably satisfied that it is accurate and complete in all material respects. The Vendors and the Purchaser shall respectively afford (or procure to be afforded) to the other or their agents such information and assistance as may reasonably be required to prepare, submit and agree all relevant Tax returns, computations and other related documents.

10.9.2 The Purchaser shall, except in the case of manifest error, procure (i) that the Company and each Subsidiary shall cause the returns referred to in clause 10.9. to be authorised, signed and submitted to the appropriate Tax Authority without amendment or with such amendments as the Vendors shall agree

                  (such agreement not to be unreasonably withheld or delayed); and (ii) that the Company and each Subsidiary makes (or joins in making) such claims and elections as the Vendors shall reasonably require in relation to accounting periods for which the Vendors have responsibility pursuant to clause 10.9 above.

10.9.3 For the avoidance of doubt, it is hereby agreed that the Company shall bear the reasonable costs of the Company of preparing and submitting the tax computations, returns and other documents referred to in clause 10.9 and dealing with matters arising in connection therewith.

10.10 The Purchaser shall be responsible for, and have the conduct of preparing, submitting to and agreeing with the relevant Taxation Authorities all Tax computations of the Company for the period comprising Completion subject to all such tax computations, documents and correspondence (in so far as they relate also to the period between the Accounting Date and Completion) being submitted in draft to the Vendors for comment. The Vendors or their duly authorised agents shall comment within 14 business days of such submission. If the Purchaser has not received any comments within 21 business days, the Vendors and its duly authorised agents shall be deemed to have approved such draft documents. If the Vendors or their duly authorised agents have any comments or suggestions, the Purchaser shall not unreasonably refuse to adopt such comments or suggestions except where the Purchaser reasonably believes the same would be materially prejudicial to the Tax affairs of any member of the Group taken as a whole. (Provided always that nothing in this clause 10.10 shall entitle the Purchaser to refuse to make such claims under sections 152, 153, 155, 156 and 175 TCGA as are referred to in paragraph 2.15 of the Disclosure Letter or in respect of the Deferred Consideration Properties.) The Vendors and the Purchaser shall each respectively afford (or procure the affordance) to the other or their duly authorised agents of information and assistance which may reasonably be required to prepare, submit and agree all such outstanding Tax computations.

10.11 In the event that a Claim against the Vendors arises pursuant to this clause 10, no such liability or dispute shall be admitted, settled or discharged without the written consent of the Vendors (such consent not to be unreasonably withheld or delayed) and the Purchaser shall (provided that it is indemnified to its reasonable satisfaction by the Vendors against any costs, expenses, liabilities, penalties, and fines which may be incurred by the Purchaser, the Group and the Purchaser's Group in taking such action and provided that the Vendors give the Purchaser such assistance as they may reasonably require) take such action or procure that SFX UK shall take such action to avoid, dispute, resist, appeal, compromise or contest such liability or dispute as may be reasonably requested by the Vendors provided that the Purchaser shall not be obliged to take any action which the Purchaser reasonably believes acting in good faith having taken account of the reasonable representations of the Vendors will or is reasonably likely to have a material adverse effect on the goodwill of the Group taken as a whole.

10.12 The Purchaser (for itself and on behalf of SFX UK) hereby covenants with the Vendors to pay to the Vendors an amount equal to any of the following:

10.12.1 any liability or increased liability to Tax of any company under the control of the Vendors which arises as a result of or by reference to any reduction or disallowance of Group Relief that would otherwise have been available to the Vendors or the relevant subsidiary of such company where and to the extent that such reduction or disallowance occurs as a result of or by reference to:

                  (a) any total or partial withdrawal effected by any Company after Completion of any surrender of Group Relief that was submitted by any Company to the Inland Revenue on or before Completion in respect of any accounting period on or before Completion; or

                  (b) any total or partial disclaimer made by any Company after Completion of any capital allowances available to any Company in respect of any accounting period ended on or before Completion save where any such withdrawal or disclaimer is made at the express written request of the Vendors or pursuant to clause 10.9, 10.9.1, 10.9.2, 10.10 or 10.11 hereof;

10.12.2 any liability or increased liability to the Tax of the Vendors or any company under the control of the Vendors which arises as a consequence of any Relevant Company failing to pay the whole of the Tax charged by any Tax assessment made in respect of that Relevant Company within six months of the date of that Tax Assessment where (and to the extent that) the liability for that Tax arises in circumstances such that the Purchaser would not have been entitled to make a claim against the Vendors under clause 10.2 hereof in respect of that Tax had it been paid by the Relevant Company and, for the purposes of this sub-clause, the term "Relevant Company" shall mean any of the Company, any Subsidiary and any other company which is, or has at any time been, treated for the purposes of any Tax as being a member of the same group of companies as the Purchaser;

10.12.3 all costs and expenses incurred by the Vendors in connection with a claim by the Vendors which results in a payment being made under this clause 10.12, and any reasonable and proper costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Vendors make a claim under this clause 10.12 and in which judgement is given for the Vendors or (ii) the enforcement of any settlement or, or judgement in respect of, such claim, provided that such claim is resolved in favour of the Vendors;

10.12.4 where the Purchaser or SFX UK becomes liable to make any payment under sub-clause 10.12 hereof, the due date for the making of that payment shall be the date that is the last date on which the Vendors or, as the case may be, the relevant company would have had to have paid to the appropriate Tax Authority the Tax that has given rise to the Purchaser's or SFX UK's liability under clause 10.12 hereof in order to avoid incurring a liability to interest or a charge or penalty in respect of that amount of Tax;

10.12.5 if any payment required to be made by the Purchaser or SFX UK under clause 10.12 hereof is not made by the due date for the making thereof, then that payment shall carry interest from that due date until the date when the payment is actually made at the rate of three per cent above the base rate for the time being of National Westminster Bank plc; and

10.12.6 all sums payable by the Purchaser or SFX UK to the Vendors under this clause shall be paid free and clear of all deductions or withholdings whatsoever, save only as may be required by law. If any sum payable by the Purchaser under this clause 10.12 (other than interest under clause 10.12.5) shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

10.13    The liability of:

10.13.1 the Vendors under this clause shall cease after the sixth anniversary of the first anniversary of the Accounting Date except in respect of matters which have been the subject of a written claim before such date by the Purchaser or the Purchaser's Solicitors to any of the Vendors or the Vendors' Solicitors provided that any such claim shall be deemed to have been irrevocably withdrawn if proceedings in respect of it are not begun within 9 months of the sixth anniversary referred to above unless the claim in question has arisen by reason of fraud, wilful concealment or dishonesty in which event there shall be no contractual limit in the time period within which such claim may be brought; and

10.13.2 the Purchaser under this clause shall cease after the sixth anniversary of the first anniversary of the Accounting Date except in respect of matters which have been the subject of a written claim before such date by the Vendor or the Vendors' Solicitors to the Purchaser or the Purchaser's Solicitors provided that any such claim shall be deemed to have been irrevocably withdrawn if proceedings in respect of it are not begun within 9 months of the sixth anniversary referred to above unless the claim in question has arisen by reason of fraud, wilful concealment or dishonesty in which event there shall be no contractual limit in the time period within which such claim may be brought.

10.14 The due date for the making of payments under this clause 10 (other than clause 10.12 or clause 10.4.4) shall be the later of the day following seven days after written demand has been made therefor and:

10.14.1 where the payment relates to a liability of the Company or any of the Subsidiaries to make an actual payment of or in respect of Tax, the date which is seven days before the date on which such actual payment becomes due and payable to the relevant authority;

10.14.2           where the payment relates to a matter falling within clause
                  10.1.5.1 or 10.1.5.3, the date falling seven days after the Vendors have been notified by the Purchaser that the auditors for the time being of the Company or the relevant Subsidiary have certified at the request of the Purchaser or the Company or the relevant Subsidiary that the Vendors have a liability for a determinable amount under clause 10.2 or, if later, the date on which any Tax for which would have been liable under this clause 10 would have been due and payable to the Tax Authority entitled to the same but for the use of any such relief as is referred to in clause 10.1.5.1 or 10.1.5.3

10.14.3           where the payment relates to a matter falling within clause
                  10.1.5.2 the date on which the repayment of Tax would otherwise have been due to be made, and;

10.14.4 in the case of costs expenses within clause 10.2.5 seven days after written demand has been made therefore or, if later, the date on which such costs become due and payable.

10.15 If any payment due to be made by the Vendors under this clause is not made on the due date for payment thereof the same shall carry interest which shall accrue from day to day from such due date of payment until actual payment at the rate of three per cent above the base rate from time to time of National Westminster Bank Plc, compounded annually.

10.16 If any sum payable by the Vendors under this clause 10 (other than interest under clause 10.15) shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

10.17 The Purchaser shall and shall procure that SFX UK shall indemnify the Vendors and each of them against any and all reasonable and proper costs and expenses (including legal costs on a solicitor and own client basis) to the extent that such costs and expenses are incurred in successfully defending in all respects a claim under clause 10.2 hereof and where the Purchaser and the members of the Purchaser's Group have no right of appeal or the Purchaser has not appealed within the applicable time limits.

10.18 The Vendors shall indemnify the members of the Purchaser's Group and each of them against any and all reasonable and proper costs and expenses (including legal costs on a solicitor and own client basis) to the extent that such costs and expenses are incurred in successfully defending in all respects a claim under clause 10.12 hereof and where the Vendors have no right to appeal or the Vendors have not appealed within the applicable time limits.

11.      PENSIONS

11.1 For the purposes of this clause 11, the definitions set out in part 1 of Schedule 7 shall apply.

11.2 For the purposes of this clause 11, the value at the Completion Date of the assets of the Pension Scheme and the value at the Completion Date of the prospective benefits payable to or in respect of all active members, pensioners and deferred pensioners which have accrued in consequence of pensionable service under the Pension Scheme up to the Completion Date (including any augmentations to benefits and any benefits due in respect of transfer payments received by the Pension Scheme) shall be calculated (if the Purchaser elects to have the value of the Pension Scheme as at the Completion Date calculated) by the Purchaser's Actuary at the Purchaser's expense, using the actuarial assumptions used in the last formal Actuarial Valuation of the Pension Scheme undertaken as at April 1997 and also the minimum funding requirement.

11.3 In the event that the value of the assets of the Pension Scheme at the Completion Date is less than the value of the prospective benefits (on each basis described in clause 11.2) calculated by the Purchaser's Actuary in accordance with clause 11.2 and certified to the Purchaser by the Purchaser's Actuary:

11.3.1 the Vendors shall pay to the Purchaser, or if the Purchaser so requests in writing to the trustees of the Pension Scheme, such amount as the Purchaser's Actuary shall certify to be equal to the shortfall and the cost to the Purchaser of the valuations performed by the Purchaser's Actuary (together with interest thereon calculated in accordance with this clause) or, if a shortfall exists on both bases, the greater of the shortfalls;

11.3.2 the required amount (and the interest on it) shall be paid to the Purchaser or to the Pension Scheme (as appropriate) no later than thirty (30) days after the receipt by the Vendor of the certificate of the Purchaser's Actuary specifying the value of that amount at the Completion Date;

11.3.3 the Vendors have the option to instruct the Vendors' Actuary to check the calculations performed by the Purchaser's Actuary and any dispute between the Purchaser's Actuary and the Vendors' Actuary regarding the calculations can be referred at either the Purchaser's or the Vendors' request to an independent Actuary; and

11.3.4 the Vendors shall, in addition, pay interest upon the shortfall (or upon such part as shall remain unpaid) from the Completion Date to the date of actual payment at 2% above the National Westminster Bank plc base rate from time to time in force calculated on a day to day basis with monthly rests.

11.4 No liability shall attach to the Vendors under clause 11.3 unless the aggregate amount of any such liability, when aggregated with any interest payable in accordance with clause 11.3.4 exceeds fifty thousand pounds ((pounds sterling)50,000). For the avoidance of doubt, if such liability does exceed fifty thousand pounds ((pounds sterling)50,000), the Vendors' liability under Clause 11.3 shall attach to the entire amount (together with the cost to the Purchaser of the valuations performed by the Purchaser's Actuary) and not just the excess.

11.5     In relation to the SSAS:

11.5.1 the Vendors hereby jointly and severally undertake to use their best endeavours to procure that a deed of amendment for the SSAS (in the form set out in part 2 of Schedule 7, the "Deed of Amendment") is executed and that the approval of the Pension Schemes Office of the Inland Revenue ("the PSO") is obtained for the Deed of Amendment;

11.5.2 in the event that the approval of the PSO cannot be obtained for the Deed of Amendment, the Vendors hereby jointly and severally undertake to use their best endeavours to procure that the Deed of Amendment is modified in the light of comments received from the PSO and executed and approval for such modified Deed of Amendment is subsequently obtained from the PSO;

11.5.3 the Vendors hereby jointly and severally indemnify and keep indemnified the Purchaser and the Principal Employer (as defined in the governing documentation of the SSAS) for the time being of the SSAS against all costs, claims, demands, expenses and litigation whenever and howsoever arising in relation to the SSAS (except and to the extent that such costs, claims, demands, expenses and litigation arise as a consequence of default by the said Principal Employer in relation to its duties and obligations under legislation and regulations governing the SSAS and its constitutional documents) and, without prejudice to the generality of the foregoing, shall indemnify and keep indemnified the Purchaser and the Principal Employer for the time being of the SSAS against any liabilities arising by virtue of the failure of the Vendors to procure the execution of and approval of the PSO to the Deed of Amendment in the exact form set out in part 2 of Schedule 7 or as modified in accordance with clause 11.5.2.

12.      INDEMNITIES

12. The Vendors hereby covenant with and undertake to indemnify the Purchaser for itself and as trustee for each member of the Purchaser's Group and the Group and their respective successors in title, officers, directors, employees and agents as to Paul Richard Gregg and Anita Kim Gregg jointly and severally, as to David Charles Rogers and the DCR Trustees jointly and severally, as to Samuel John Shrouder and the SJS Trustees jointly and severally, as to David Clifford Gregg and the DCG Trustees jointly and severally, and as to Julie Diane Rogers and Simon Paul Gregg severally, fully on demand and to keep them indemnified against any and all liabilities, losses (including consequential losses) penalties, fines, damages, claims, costs, expenses and legal or professional fees and disbursements (on a full indemnity basis) incurred, suffered or sustained by them or asserted against them, or any or all of them arising out of:

12.1.1 the sale of any of the Deferred Consideration Properties, including, for the avoidance of doubt, in relation to any representations and/or warranties given to any of the purchasers of the such Deferred Consideration Properties; and

12.1.2 the exercise of the option pursuant to the option agreement dated 7 August 1991 between Dominion James Nederlander and Apollo Dominion Investments Limited to the extent that the amount received by the Group is less than eight million five hundred and seventy seven thousand pounds ((pounds sterling)8,577,000) as reduced by the net amount (if any) of the operating profit attributable to the Dominion Theatre and Nederlander Dominion from the Completion Date until the date of purchase of the Group's interest.

12.2     The liability of the Vendors shall cease in respect of any claim:

12.2.1 under clause 12.1.1 on the sixth anniversary of completion of the sale of each such Deferred Consideration Property; and

12.2.2 under clause 12.1.2 on the earlier of the fifth anniversary of the Completion Date and the date upon which Paul Richard Gregg's employment is terminated (except in relation to termination through no fault of his employer).

13. RESTRICTION ON ANNOUNCEMENTS AND CONFIDENTIALITY OF INFORMATION RECEIVED BY THE VENDORS

13.1 Each of the parties to this Agreement undertakes that it will not (save as required by law, under any securities act, rules or regulations, or by any securities exchange or any supervisory or regulatory body to whose rules any party to this Agreement is subject, including in connection with the Purchaser's proposed equity offering) make any statement or announcement in connection with this Agreement unless the other parties shall have given their respective consents to such announcement (which consents may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

13.2 Subject to clause 13.1, the Vendors undertake with the Purchaser and the members of the Purchaser's Group that they shall treat as strictly confidential all information received or obtained by them or their employees, agents or advisers as a result of entering into or performing this Agreement including information relating to the provisions of this Agreement, the negotiations leading up to this Agreement, the subject matter of this Agreement and the business or affairs of any member of the Purchaser's Group and subject to the provisions of clause 13.3 that they will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use their best endeavours to prevent the publication or disclosure of any such information.

13.3 The restrictions contained in clause 13.2 shall not apply so as to prevent the Vendors from making any disclosure required by law or by any securities exchange or supervisory or regulatory or governmental body pursuant to rules to which the relevant Vendor is subject or from making any disclosure to any professional adviser for the purposes of obtaining advice (provided always that the provisions of this clause 14 shall apply to and the Vendors shall procure that they apply to and are observed in relation to, the use or disclosure by such professional adviser of the information provided to him) nor shall the restrictions apply in respect of any information which comes into the public domain otherwise than by a breach of this clause 14 by any Vendor.

14.      COSTS

14.1 Each party to this Agreement shall pay its own costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made.

14.2 Save as specifically referred to in this Agreement, the Vendors confirm that no expense of whatever nature relating to the sale of the Sale Shares, the Loan Notes and related guarantee has been or is to be borne by the Company or any of the Subsidiaries.

15.      GENERAL

15.1 This Agreement shall be binding upon and enure for the benefit of the estates, personal representatives or successors of the parties. This Agreement may not be assigned by any party without the prior written consent of each other party. Notwithstanding the foregoing, the obligations and rights of the Purchaser hereunder or any part thereof may be assigned and delegated without the consent of the Vendors to any affiliated company of the Purchaser and/or to any transferee of the Sale Shares, but only where such transfer is effected pursuant to the exercise of security rights by any lender to or financial source of the Purchaser's Group and such rights may be assigned but only as security to any such lender.

15.2 This Agreement (together with any documents referred to herein or executed contemporaneously by the parties in connection herewith) constitutes the whole agreement between the parties hereto and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the parties.

15.3 All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations that have been fully performed at Completion).

15.4 If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect and such invalid or unenforceable provision shall be replaced by a provision or part of a provision as similar in terms to such invalid or unenforceable provision as possible to effect the intent of the parties which shall be valid and enforceable.

15.5 If any liability of one or more but not all of the Vendors shall be or become illegal, invalid or unenforceable in any respect, such circumstance shall not affect or impair the liabilities of the other Vendors under this Agreement.

15.6 The Purchaser may release or compromise the liability of any of the Vendors hereunder or grant to any Vendor time or other indulgence without affecting the liability of any other Vendor hereunder.

15.7 Save as stated in relation to clauses 9.6, 9.10.1 and 9.10.2 where time is of the essence, no failure of any party to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

15.8 Upon and after Completion the Vendors shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be reasonably necessary to give effect to the terms of this Agreement and to place control of the Company and the Subsidiaries in the hands of the Purchaser and SFX UK and pending the doing of such acts, deeds, documents and things the Vendors shall as from Completion hold the legal estate in the Sale Shares in trust for the Purchaser and SFX UK.

15.9 At the request of the Purchaser, each of the Vendors shall execute as a deed a power of attorney in favour of the Purchaser or such person as may be nominated by the Purchaser generally in respect of the Sale Shares and in particular to enable the Purchaser (or its nominees) to attend and vote at General Meetings of the Company.

15.10 Unless this Agreement or any arrangement of which it forms a part is a non-notifiable agreement pursuant to Section 27A of the Restrictive Trade Practices Act 1976 ("RTPA 1976") or paragraph 5, Schedule 13 of the Competition Act 1998, to the extent that any provision of this Agreement or of any such arrangement is a restriction or information provision for the purposes of the RTPA 1976 by virtue of which this Agreement or any such arrangement is registrable under the RTPA 1976, no such restriction or information provision shall take effect or be enforced until the day after particulars of this Agreement or (as the case may be) that arrangement have been furnished to the Director General of Fair Trading in accordance with the RTPA 1976.

15.11 This Agreement may be executed in one or more counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

16.      NOTICES

16.1 Save as otherwise provided in this Agreement any notice, demand or other communication to be served under this Agreement shall be in writing in the English language and shall be served upon any party hereto only by posting by first class post or pre-paid recorded delivery (if to an address in the same country) or air mail (if to an address in a different country) or delivering the same by hand or by courier, to its address given or referred to in this clause or sending the same by facsimile transmission to the number given in this clause for the addressee or at such other address or number as it may from time to time notify in writing to the other parties hereto.

16.2 A notice, demand or other communication served by first class post or pre-paid recorded delivery shall be deemed duly served on an address in the same country 48 hours (disregarding days which are not business days) after posting, a notice, demand or other communication served by air mail shall be deemed duly served on an addressee in a different country five business days after posting and a notice, demand or other communication sent by facsimile transmission shall be deemed to have been served at the time of transmission (save that if the transmission occurs after 6pm the notice, demand or other communication shall be deemed to have been served at 8.30am on the next business day following transmission) and in proving service of the same it will be sufficient to prove, in the case of a letter, that such letter was left at or delivered to the correct address of the party to be served as provided in this Agreement or, in the case of properly stamped or franked first class post or air mail or pre-paid recorded delivery, addressed to the address of the party to be served given in this clause and placed in the post and, in the case of facsimile transmission, that such facsimile was duly transmitted to the number of the party to be served given in this clause and an electronic acknowledgement was received.

16.3 All notices, demands or other communications given under this Agreement, shall be given to the following addresses:

         If to the Vendors:    To the address set out in Schedule 1 or such
                               other address as is notified to the Purchaser from time to time for these purposes.

         Copied to:            The Vendors' Solicitors, marked for the attention
                               of Hilary Winter.

         If to the Purchaser:  SFX ENTERTAINMENT, INC., 650 Madison Avenue, New
                               York, NY 10022, United States of America, telephone (001) 212 838 3100, facsimile (001)
                               212 753 3188 for the attention of the legal department.

         Copied to:            Baker & McKenzie, Two Allen Center, Suite 1200,
                               1200 Smith Street, Houston, Texas 77002-4579,
                               United States of America, facsimile: (001) 713
                               427 5099 for the attention of Amar Budarapu (for the purpose of information only and not for purpose of Service).

16.4 For the purposes of this clause "business day" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London and New York.

17.      AGENT FOR SERVICE

17.1 The Purchaser agrees that any document may be sufficiently and effectively served on it in connection with any proceedings in England and Wales by service on the Purchaser's Solicitors, if no replacement agent has been appointed and notified to the Vendors pursuant to clause
         18.3 below, or on the replacement agent if one has been appointed and notified to the Vendors.

17.2 Any document served pursuant to this clause shall be marked for the attention of:

17.2.1 Baker & McKenzie Ref: TEDG: For the attention of the Litigation Partner/Service of Process, 100 New Bridge Street, London EC4V 6JA; or

17.2.2 such other person as is appointed as agent for service pursuant to clause 18.3 below at the address notified pursuant to 18.3 below.

17.3 If the agent referred to in clause 18.1 above (or any replacement agent appointed pursuant to this clause) at any time ceases for any reason to act as such, the Purchaser shall appoint a replacement agent to accept service having an address for service in England and Wales and shall notify the Vendors of the name and address of the replacement agent.

17.4 A copy of any document served on any agent pursuant to this clause shall be served on the Purchaser at its address for the time being for the service of notices and other communications under clause 17.3 in accordance with that clause.

18.      GOVERNING LAW AND SUBMISSION TO JURISDICTION

This Agreement shall be governed by and construed in accordance with English law and the parties hereto submit to the non-exclusive jurisdiction of the English courts for the purpose of enforcing any claim arising hereunder.

                                   SCHEDULE 2
                             DETAILS OF THE COMPANY

                                  THE COMPANY
                                  -----------

1.    Registered number:                2129195

2.    Address of registered office:     Grehan House, Garsington Road, Cowley,
                                        Oxford OX4 5NQ

3.    Date and place of                 7 May 1987
      incorporation:
                                        England and Wales

4.    Authorised share capital:         5,000,000 ordinary shares of (pounds
                                        sterling)1 each

5.    Issued share capital:             3,000,200 ordinary shares of (pounds
                                        sterling)1 each

6.    Directors:                        Paul Richard Gregg, Anita Kim Gregg,
                                        David Charles Rogers, Samuel John
                                        Shrouder, David Clifford Gregg and John
                                        Francis Jarvis

7.    Secretary:                        David Charles Rogers

8.    Accounting Reference Date:        30 November

9.    Auditors:                         Smith Partnership and Deloitte & Touche

                                   SCHEDULE 3
                                THE SUBSIDIARIES


1.           Name of Subsidiary:                          Apollo Dominion Investments Limited
2.           Registered Number:                           01623438
3.           Date and place of Incorporation:             19/03/1982, England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley,
                                                          Oxford, OX4 5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder,
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   03/12
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) & P R Gregg 1
             identity of beneficial owners:               Apollo Leisure (UK) & P R Gregg 99


1.           Name of Subsidiary:                          Apollo Leisure (U.K.) Limited
2.           Registered Number:                           01444368
3.           Date and place of Incorporation:             17/08/1979 England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley,
                                                          Oxford, OX4 5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                          M. Adamson, S.C. Lavelle, N.D. Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership,
8.           Accounting Reference Date:                   03/12
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure Group Limited 99
             identity of beneficial owners:               Apollo Leisure Group Limited & P.R. Gregg 1


1.           Name of Subsidiary:                          Apollo Lyceum London Limited
2.           Registered Number:                           2898096
3.           Date and place of Incorporation:             15/02/1994 England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D.
                                                          Brewster, S.C. Lavelle
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        2 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited
             identity of beneficial owners:               2

1.           Name of Subsidiary:                          Cardiff International Arena Limited
2.           Registered Number:                           03014566
3.           Date and place of Incorporation:             26/01/1995, England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.C. Lavelle
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        2 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited
             identity of beneficial owners:               2


1.           Name of Subsidiary:                          Cardiff World Trade Centre Limited
2.           Registered Number:                           02965830
3.           Date and place of Incorporation:             07/09/94, England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.C. Lavelle
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        2 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited  2
             identity of beneficial owners:


1.           Name of Subsidiary:                          Apollo Theatre Productions Limited
2.           Registered Number:                           1544438
3.           Date and place of Incorporation:             10/02/1981 England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership,
8.           Accounting Reference Date:                   03/12
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited 99
             identity of beneficial owners:               Apollo Leisure (UK) & P R Gregg 1


1.           Name of Subsidiary:                          Apollo Theatre (Victoria) Limited
2.           Registered Number:                           01481278
3.           Date and place of Incorporation:             25/02/1980  England & Wales

4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   03/12
9.           Authorised Share Capital:                    100 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited 99
             identity of beneficial owners:               Apollo Leisure (UK) & P R Gregg 1


1.           Name of Subsidiary:                          Dragon Advertising Limited
2.           Registered Number:                           02655969
3.           Date and place of Incorporation:             21/10/91 England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    None
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100,000 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure Group Limited 75
             identity of beneficial owners:               Exors G L Watts 15
                                                          S M B Watts 10


1.           Name of Subsidiary:                          Manchester Theatres Limited
2            Registered Number:                           01889935
3.           Date and place of Incorporation:             26/02/85  England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder and N D
                                                          Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited    99
             identity of beneficial owners:               D C Rogers (Nominee for Apollo  Leisure (UK)
                                                          Limited) 1


1.           Name of Subsidiary:                          Tatton Cinemas (Gatley) Limited
2.           Registered Number:                           0324687
3.           Date and place of Incorporation:             25/02/1937, England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ


5.           Directors:                                   D.C. Rogers, S.J. Shrouder
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    18,000 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        18,000 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Manchester Theatres Limited 17,999 Manchester
             identity of beneficial owners:               Theatres Limited & D C Rogers 1


1.           Name of Subsidiary:                          World Trade Centre Wales Limited
2.           Registered Number:                           01340618
3.           Date and place of Incorporation:             25/11/1977, England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited   99
             identity of beneficial owners:               Apollo Leisure (UK) & P R Gregg 1


1.           Name of Subsidiary:                          Tickets London Limited
2.           Registered Number:                           2846049
3.           Date and place of Incorporation:             19/08/1993   England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D.
                                                          Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    1,000 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        150 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited   100
             identity of beneficial owners:               Tickets International Limited   50


1.           Name of Subsidiary:                          Tickets North Limited
2.           Registered Number:                           2628279
3.           Date and place of Incorporation:             10/07/1991 England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D.Brewster
6.           Secretary:                                   D.C. Rogers


7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    1,000,000 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        2 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) & D C Rogers     1
             identity of beneficial owners:               Apollo Leisure (UK) Limited               2


1.           Name of Subsidiary:                          Fitzers Limited
2.           Registered Number:                           02461451
3.           Date and place of Incorporation:             19/01/1990. England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, P.J.
                                                          Fitzpatrick, F.G. Fitzpatrick, D. Barker
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    None
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    50 A ordinary shares and 50 B ordinary shares each
                                                          of(pounds sterling)1
10.          Issued Share Capital:                        50 A ordinary shares and 50 B ordinary shares each
                                                          of(pounds sterling)1
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited   50
             identity of beneficial owners:               P J Fitzpatrick     50


1.           Name of Subsidiary:                          Hutchinson Leisure Group of Companies Limited
2.           Registered Number:                           00565365
3.           Date and place of Incorporation:             28/04/1956, England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D. Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    1,000,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100,000 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited     100,000
             identity of beneficial owners:


1.           Name of Subsidiary:                          Hutchinson Cinemas (North Wales) Limited
2.           Registered Number:                           00964627
3.           Date and place of Incorporation:             23/10/1969  England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D. Brewster


6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    1,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        1,000 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Hutchinson Leisure Group of
             identity of beneficial owners:               Companies Limited      998
                                                          D J Hutchinson                 1
                                                          D J Hutchinson and Hutchinson Leisure Group of
                                                          Companies Limited              1


1.           Name of Subsidiary:                          Hutchinson Cinemas (Properties) Limited
2.           Registered Number:                           738149
3.           Date and place of Incorporation:             18/10/1962   England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D. Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    5,000 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        1,000 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Hutchinson Leisure Group
             identity of beneficial owners:               of Companies Limited    999
                                                          D J Hutchinson and Hutchinson Leisure
                                                          Group of Companies Limited  1


1.           Name of Subsidiary:                          Hutchinson Leisure Limited
2.           Registered Number:                           1076410
3.           Date and place of Incorporation:             12/101972  England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D. Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    50,000 ordinary shares of 10p each
10.          Issued Share Capital:                        20 ordinary shares of 10p each
11.          Registered Shareholders and                  Hutchinson Leisure Group
             identity of beneficial owners:               of Companies Limited      19
                                                          D J Hutchinson and Hutchinson Leisure
                                                          Group of Companies Limited    1


1.           Name of Subsidiary:                          The Wigan Entertainments Company Limited
2.           Registered Number:                           0111659

3.           Date and place of Incorporation:             08/09/1910, England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D. Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    None
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    42,000 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        30,285 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Hutchinson Leisure Limited        30,284
             identity of beneficial owners:               DJ Hutchinson and Hutchinson Leisure
                                                          Limited                  1


1.           Name of Subsidiary:                          Unit Four Cinemas Limited
2.           Registered Number:                           0841717
3.           Date and place of Incorporation:             19/03/1965  England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D. Brewster
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    None
8.           Accounting Reference Date:                   02/12
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Hutchinson Leisure Group of Companies Limited    99
             identity of beneficial owners:               Hutchinson Leisure Group of Companies Limited and DC
                                                          Rogers   1


1.           Name of Subsidiary:                          Unit Four Cinemas (Accrington) Limited
2.           Registered Number:                           1559426
3.           Date and place of Incorporation:             05/05/1981 England and Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside,
                                                          Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder,
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    None
8.           Accounting Reference Date:                   02/12
9.           Authorised Share Capital:                    1,500 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        1,500 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Hutchinson Leisure Group of
             Identity of beneficial owners:               Companies Limited        1,500


1.           Name of Subsidiary:                          Unit Four Cinemas (Wigan) Limited
2.           Registered Number:                           928375

3.           Date and place of Incorporation:             06/03/1968  England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    None
8.           Accounting Reference Date:                   02/12
9.           Authorised Share Capital:                    100 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Unit Four Cinemas Limited  99
             identity of beneficial owners                Unit Four Cinemas &DC Rogers  1


1.           Name of Subsidiary:                          Unit Four Cinemas (Walkden) Limited
2.           Registered Number:                           0787110
3.           Date and place of Incorporation:             07/10/1964  England & Wales
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester, M3 5FT
5.           Directors:                                   P.R. Gregg, D.C. Rogers, S.J. Shrouder
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    None
8.           Accounting Reference Date:                   02/12
9.           Authorised Share Capital:                    100 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Unit Four Cinemas Limited  99
             identity of beneficial owners:               Unit Four Cinemas & D C Rogers  1


1.           Name of Subsidiary:                          Barry Clayman Concerts Limited
2.           Registered Number:                           01996525
3.           Date and place of Incorporation:             06/03/1986  England & Wales
4.           Address of Registered Office:                144 Wigmore Street, London, W1H 9FF
5.           Directors:                                   Barry Clayman
6.           Secretary:                                   Linda Clayman
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100,000 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and                  Barry Clayman    50
             identity of beneficial owners:               Apollo Leisure Group Limited 50


1.           Name of Subsidiary:                          Barry Clayman Productions Limited
2.           Registered Number:                           02405548
3.           Date and place of Incorporation:             18/07/1989 England & Wales
4.           Address of Registered Office:                144 Wigmore Street, London, W1H 9FF
5.           Directors:                                   Barry Clayman, D.C. Rogers, P.R. Gregg
6.           Secretary:                                   D.C. Rogers
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   30/11

9.           Authorised Share Capital:                    100(pounds sterling)1 ordinary shares
                                                          249,900 (pounds sterling)1 Deferred Ordinary Shares
10.          Issued Share Capital:                        16 (pounds sterling)1 ordinary shares
                                                          160,000 (pounds sterling)1 Deferred Ordinary Shares
11.          Registered Shareholders and                  Barry Clayman Concerts Limited 15
             identity of beneficial owners:               David Alan Ballinger   160,000
                                                          Barry Clayman  1


1.           Name of Subsidiary:                          Barry Clayman Concerts (London) Limited
2.           Registered Number:                           02177553
3.           Date and place of Incorporation:             13/10/1987  England & Wales
4.           Address of Registered Office:                144 Wigmore Street, London, W1H 9FF
5.           Directors:                                   Barry Clayman, Linda Clayman
6.           Secretary:                                   Linda Clayman
7.           Auditors:                                    None
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    100,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        1,000 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Barry Clayman Concerts Limited  1,000
             identity of beneficial owners:


1.           Name of Subsidiary:                          Street Promotions (Europe) Limited
2.           Registered Number:                           2721990
3.           Date and place of Incorporation:             10/06/1992  England and Wales
4.           Address of Registered Office:                144 Wigmore Street, London, W1H 9FF
5.           Directors:                                   Barry Clayman
6.           Secretary:                                   Linda Clayman
7.           Auditors:                                    Smith Partnership
                                                          3 Ralli Courts, West Riverside, Manchester M3 5FT
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    1,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Barry Clayman Concerts Limited 100
             identity of beneficial owners:


1.           Name of Subsidiary:                          Point Exhibition Company Limited
2.           Registered Number:                           128549
3.           Date and place of Incorporation:             29/01/1988
4.           Address of Registered Office:                The Point Depot, North Wall Quay, Dublin 1
5.           Directors:                                   Paul Gregg, Mike Adamson, Brenda Fox, Harry Crosbie
                                                          and Simon Crosbie
6.           Secretary:                                   Brenda Fox
7.           Auditors:                                    KPMG
8.           Accounting Reference Date:                   28 November
9.           Authorised Share Capital:                    9,900,000 ordinary shares of(pounds sterling)1 each
                                                          100,000 A ordinary shares

                                                          12,550,000 7% Redeemable Cumulative Preference Shares
                                                          500,000 7% Redeemable Cumulative Second Preference
                                                          Shares
10.          Issued Share Capital:                        500,000 ordinary shares of(pounds sterling)1 each
                                                          30,000 A ordinary shares of(pounds sterling)1 each
                                                          2,800,000 7% Redeemable Cumulative Preference Shares
                                                          500,000 7% Redeemable Cumulative Second Preference
                                                          Shares
11.          Registered Shareholders and                  Apollo UK Limited, 250,000 ordinary shares of (pounds sterling)1
             identity of beneficial owners:               Harry Crosbie, 249,999 ordinary shares of (pounds sterling)1 each
                                                          Simon Crosbie, 1 ordinary share of (pounds sterling)1 Point
                                                          Presentations Limited, 30,000 `A' ordinary shares of
                                                          (pounds sterling)1 each Apollo UK Limited, 1,025,000 7%
                                                          Redeemable Cumulative Preference Shares of (pounds sterling)1
                                                          Harry Crosbie, 1,400,000 7% Redeemable Cumulative
                                                          Preference Shares of (pounds sterling)1 Apollo UK Limited, 250,000 7%
                                                          Redeemable Cumulative Second Preference Shares (2nd) of
                                                          (pounds sterling)1 each
                                                          Point Presentations Limited, 250,000 7% Redeemable
                                                          Cumulative Second Preference Shares (2nd) of (pounds sterling)1 each

1.           Name of Subsidiary:                          CCL Leisure Limited (was City Centre Leisure
                                                          (Holdings) Limited until 06/08/1998)
2.           Registered Number:                           02227126
3.           Date and place of Incorporation:             03/03/1988 England & Wales
4.           Address of Registered Office:                Carolyn House, Dingwall Road, Croydon, Surrey CR0 9XF
5.           Directors:                                   R M Bottomley, N D Brewster, K R Milsom, C A Morgan, D
                                                          C Rogers and I E Warren.
6.           Secretary:                                   K R Milsom
7.           Auditors:
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    56,750 (pounds sterling)1 ordinary shares divided into 28,430 (pounds sterling)1 A ordinary shares and 28,320 (pound)1 B ordinary shares
10.          Issued Share Capital:                        28,430(pounds sterling)1 A ordinary shares
                                                          28,320(pounds sterling)1 B ordinary shares
11.          Registered Shareholders and                  Apollo Leisure (UK) Limited 28,430 A ordinary shares
             identity of beneficial owners:               K Milsom 4,885 B ordinary shares

                                                          L Milsom 1,884 B ordinary shares P Reid 1,416 B ordinary
                                                          shares
                                                          Wlabrook Trustees (Jersey) Limited 15,710 B
                                                          ordinary shares
                                                          I Warren 1,416 B ordinary shares

1.           Name of Subsidiary:                          City Centre Leisure (London) Limited
2.           Registered Number:                           02678878
3.           Date and place of Incorporation:             17/01/1992 England & Wales
4.           Address of Registered Office:                Carolyn House, Dingwall Road, Croydon, Surrey CR0 9XF
5.           Directors:                                   R M Bottomley, P J Reid, I E Warren, K R Milsom
6.           Secretary:
7.           Auditors:
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    5,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        1,000 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  City Centre Leisure Limited 1,000
             identity of beneficial owners:


1.           Name of Subsidiary:                          City Centre Leisure (Meridian) Limited
2.           Registered Number:                           02700627
3.           Date and place of Incorporation:             25/03/1992 England & Wales
4.           Address of Registered Office:                Carolyn House, Dingwall Road, Croydon, Surrey CR0 9XF
5.           Directors:                                   R M Bottomley, D G Swinburn
6.           Secretary:                                   K R Milsom
7.           Auditors:
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    5,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  City Centre Leisure Limited 100
             identity of beneficial owners:


1.           Name of Subsidiary:                          City Centre Leisure (Severn) Limited
2.           Registered Number:                           02678884
3.           Date and place of Incorporation:             17/01/1992 England & Wales
4.           Address of Registered Office:                Carolyn House, Dingwall Road, Croydon, Surrey CR0 9XF
5.           Directors:                                   R M Bottomley
6.           Secretary:                                   K R Milsom
7.           Auditors:
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    5,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  City Centre Leisure Limited 100
             identity of beneficial owners:

1.           Name of Subsidiary:                          City Centre Leisure (Weald) Limited
2.           Registered Number:                           02678879
3.           Date and place of Incorporation:             17/01/1992 England & Wales
4.           Address of Registered Office:                Carolyn House, Dingwall Road, Croydon, Surrey CR0 9XF
5.           Directors:                                   R M Bottomley, P J Reid, K Warren
6.           Secretary:                                   K R Milsom
7.           Auditors:
8.           Accounting Reference Date:                   30/11
9.           Authorised Share Capital:                    1,000 ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        1,000 ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  City Centre Leisure Limited 1,000
             identity of beneficial owners:


1.           Name of Subsidiary:                          Gold Diggers Limited
2.           Registered Number:                           2484888
3.           Date and place of Incorporation:             26.03.90, England & Wales (as Showclip Limited)
4.           Address of Registered Office:                3 Ralli Courts, West Riverside, Manchester.
5.           Directors:                                   P.R. Gregg
6.           Secretary:                                   Linda Clayman
7.           Auditors:                                    Smith Partnership
8.           Accounting Reference Date:                   31/08
9.           Authorised Share Capital:                    1000 Ordinary shares of (pounds sterling)1 each
10.          Issued Share Capital:                        2 Ordinary shares of (pounds sterling)1 each
11.          Registered Shareholders and                  Barry Clayman Concerts Limited 1
             identity of beneficial owners:               Barry Clayman Concerts Limited and Barry Clayman 1


1.           Name of Subsidiary:                          Point Presentations Limited
2.           Registered Number:                           14377
3.           Date and place of Incorporation:             16/04/1989, Ireland
4.           Address of Registered Office:                The Point Depot, North Wall Quay, Dublin 1
5.           Directors:                                   Paul Gregg, Mike Adamson, Breda Fox, Harry Crosbie
                                                          and Simon Crosbie
6.           Secretary:                                   Breda Fox
7.           Auditors:                                    KPMG
8.           Accounting Reference Date:                   28 November
9.           Authorised Share Capital:                    100 ordinary shares of IR(pounds sterling)1 each
10.          Issued Share Capital:                        2 ordinary shares of IR(pounds sterling)1 each
11.          Registered Shareholders and                  Point Exhibition Company Limited
             identity of beneficial owners:

1.           Name of Subsidiary:                          Point Promotions Limited
2.           Registered Number:                           172291
3.           Date and place of Incorporation:             09/04/1991
4.           Address of Registered Office:                The Point Depot, North Wall Quay, Dublin 1
5.           Directors:                                   Paul Gregg, Mike Adamson, Breda Fox, Harry Crosbie
                                                          and Simon Crosbie
6.           Secretary:                                   Breda Fox
7.           Auditors:                                    KPMG
8.           Accounting Reference Date:                   28 November
9.           Authorised Share Capital:                    100 ordinary shares of IR(pounds sterling)1 each
10.          Issued Share Capital:                        2 ordinary shares of IR(pounds sterling)1 each
11.          Registered Shareholders and                  Point Exhibition Company Limited 1
             identity of beneficial owners:               Michael Adamson 1


1.           Name of Subsidiary:                          Apollo Cambridge Theatre
2.           Registered Number:                           1568580
3.           Date and place of Incorporation:             England & Wales
4.           Address of Registered Office:                Grehan House, Garsington Road, Cowley, Oxford, OX4
                                                          5NQ
5.           Directors:                                   P R Gregg
6.           Secretary:                                   D C Rogers
7.           Auditors
8.           Accounting Reference Date:                   03/12
9.           Authorised Share Capital:                    100 ordinary shares of(pounds sterling)1 each
10.          Issued Share Capital:                        100 ordinary shares of(pounds sterling)1 each
11.          Registered Shareholders and identity of      Apollo Leisure (UK) Ltd 99 Apollo Leisure (UK) Ltd
             beneficial owners:                           and P R Gregg 1

                                   SCHEDULE 4
                                     PART 1
                                 THE PROPERTIES


--------------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY                    DESCRIPTION               TENURE            DATE &          LANDLORDS        TENANT
         --------                                              DETAILS          TERM OF
                                                                                 LEASE
                                                           ---------------
                                                            Free    Lease
                                                            Hold    hold
--------------------------------------------------------------------------------------------------------------------------
   1     LYCEUM THEATRE,           West End Theatre                  LH         21.11.88         The Theatres    Apollo
         LONDON                                                                 150 years        Trust           Lyceum
                                                                                                                 London
                                                                                                                 Limited
--------------------------------------------------------------------------------------------------------------------------
   2     VICTORIA THEATRE,         West End Theatre         FH                  N/a              N/a             N/a
         LONDON

--------------------------------------------------------------------------------------------------------------------------
   3     PLAYHOUSE THEATRE,        Provincial Theatre       FH                  N/a              N/a             N/a
         EDINBURGH

--------------------------------------------------------------------------------------------------------------------------
   4     LONDON APOLLO,            London Theatre                    LH         24.3.64          Land            Apollo
         HAMMERSMITH                                                            125 years        Securities      Leisure
                                                                                                 (Ravenseft)      (UK)
                                                                                                                 Limited
--------------------------------------------------------------------------------------------------------------------------
   5     HOLLYWOOD PARK,           Cinema                   FH                  N/a              N/a             N/a
         BURNLEY


--------------------------------------------------------------------------------------------------------------------------
   6     CARDIFF INTERNATIONAL     Concert and                       LH         6.7.94 to        City and       Apollo
         ARENA                     Exhibition                                   25.12.2131       County of      Leisure
                                   Arena and                                                     Cardiff         (UK)
                                   Offices                                                                      Limited



--------------------------------------------------------------------------------------------------------------------------
   7     PALACE THEATRE,           Provincial Theatre       FH                  N/a              N/a             N/a
         MANCHESTER

--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
   NO         SURETY          ANNUAL           NEXT RENT             PRESENT              OWNER                  REMARKS
                              RENTAL            REVIEW                USE
---------------------------------------------------------------------------------------------------------------------------------
   1          None         (pound)10 per        None               Theatre and         The Theatres       Tenant of restaurant is
                            annum                                  Restaurant          Trust              Groupe Chez Gerrard
                                                                                                          Restaurants Plc
---------------------------------------------------------------------------------------------------------------------------------
   2          N/a           N/a                 N/a                Theatre             Apollo Leisure
                                                                                       (UK) Limited
----------------------------------------------------------------------------------------------------------------------------------
   3          N/a           N/a                 N/a                Theatre             Apollo
                                                                                       Leisure (UK)
                                                                                       Limited
----------------------------------------------------------------------------------------------------------------------------------
   4          None         (pound)150,000       25.3.2010          Theatre             Ravenseft
                            per annum                                                  Properties
                                                                                       Limited

----------------------------------------------------------------------------------------------------------------------------------
   5          N/a           N/a                 N/a                9 Screen            Apollo              Tenant of restaurant is
                                                                   Multiplex           Leisure  (UK)       Ind Coope (Oxford and
                                                                   Cinema and          Limited             West) Limited
                                                                   Restaurant
----------------------------------------------------------------------------------------------------------------------------------
   6          None         (pound) 15,000       6.7.2001           Arena and           City and            BT and various other
                                                Agreed             Offices             County of           tenants have short term
                                                increase to                            Cardiff             lets on offices
                                                (pound)300,000
                                                per annum
----------------------------------------------------------------------------------------------------------------------------------
   7          N/a            N/a                N/a                Theatre             Apollo Leisure      999 year lease on stage
                                                                                       (UK) Limited        extension from 22.12.80
----------------------------------------------------------------------------------------------------------------------------------

                                                SCHEDULE 4
                                         PART 1 - THE PROPERTIES

-----------------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY                   DESCRIPTION             TENURE            DATE &        LANDLORDS             TENANT
         --------                                           DETAILS          TERM OF
                                                                              LEASE
                                                          ---------------
                                                          Free    Lease
                                                          Hold    hold
-----------------------------------------------------------------------------------------------------------------------------
   8     OPERA HOUSE,               Provincial            FH                  N/a              N/a                 N/a
         MANCHESTER                 Theatre
-----------------------------------------------------------------------------------------------------------------------------
   9     BRISTOL HIPPODROME,        Provincial            FH                  N/a              N/a                 N/a
         BRISTOL                    Theatre









-----------------------------------------------------------------------------------------------------------------------------
  10     SOUTHPORT THEATRE          Provincial                    LH        12 years from      Sefton              Apollo
         AND FLORAL HALL            Theatre and                             1.4.96             Metropolitan        Leisure
         COMPLEX, SOUTHPORT         Exhibition Hall                                            Borough             (UK)
                                                                                               Council             Limited
-----------------------------------------------------------------------------------------------------------------------------
  11     APOLLO BINGO, RHYL         Bingo Hall            FH                  N/a              N/a                 N/a



-----------------------------------------------------------------------------------------------------------------------------
  12     APOLLO CINEMA, RHYL        Cinema                        LH        25 years from      Denbighshire        Apollo
                                                                            29.9.95            County Council      Leisure
                                                                                               (formerly           (UK)
                                                                                               Rhuddlan            Limited
                                                                                               Borough
                                                                                               Council)

-----------------------------------------------------------------------------------------------------------------------------
  13     APOLLO THEATRE,            Provincial            FH                  N/a              N/a                 N/a
         MANCHESTER                 Theatre/Music
                                    Venue
-----------------------------------------------------------------------------------------------------------------------------
  14     APOLLO CINEMA,             Cinema                FH                  N/a              N/a                 N/a
         LEAMINGTON SPA


-----------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
  NO       SURETY       ANNUAL      NEXT RENT            PRESENT             OWNER                 REMARKS
                        RENTAL       REVIEW               USE




-------------------------------------------------------------------------------------------------------------------
   8        N/a          N/a            N/a              Theatre            Apollo Leisure
                                                                            (UK) Limited
-------------------------------------------------------------------------------------------------------------------
   9        N/a          N/a            N/a              Theatre            1. Apollo
                                                                            Leisure (UK)
                                                                            Limited
                                                                            (10 + 10a St
                                                                            Augustines
                                                                            Parade)
                                                                            2. Apollo
                                                                            Cambridge
                                                                            Theatre
                                                                            Limited (main
                                                                            Theatre)
-------------------------------------------------------------------------------------------------------------------
  10        None      Pepper-corn       N/a              Theatre and        Sefton MBC
                                                         Exhibition
                                                         Hall

-------------------------------------------------------------------------------------------------------------------
  11        N/a           N/a           N/a              Bingo Club         Hutchinson             4 lock up shops
                                                                            Cinemas
                                                                            (Property)
                                                                            Limited
-------------------------------------------------------------------------------------------------------------------
  12        N/a       (pound)27,500 +   None             5 Screen           Denbighshire
                      RPI + profit      Rent linked      Multiplex          County Council
                      share             to RPI




-------------------------------------------------------------------------------------------------------------------
  13        N/a           N/a           N/a              Theatre            Apollo Leisure         1 vacant former
                                                                            (UK) Limited           night club

-------------------------------------------------------------------------------------------------------------------
  14        N/a           N/a           N/a              4 Screen           Hutchinson
                                                         Cinema             Cinemas
                                                                            (Properties)
                                                                            Limited
-------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 4
                             PART 1 - THE PROPERTIES

-----------------------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY               DESCRIPTION                 TENURE          DATE &              LANDLORDS              TENANT
         --------                                           DETAILS        TERM OF
                                                                            LEASE
                                                        ---------------
                                                         Free    Lease
                                                         Hold    hold
-----------------------------------------------------------------------------------------------------------------------------------
  15     APOLLO CINEMA,          Cinema                 FH                 N/a                   N/a                    N/a
         BLACKBURN


-----------------------------------------------------------------------------------------------------------------------------------
  16     ALEXANDRA THEATRE,      Provincial                     LH         20 years              City of                Apollo
         BIRMINGHAM              Theatre                                   from 21.2.94          Birmingham             Leisure
                                                                                                 (UK)
                                                                                                 Limited


-----------------------------------------------------------------------------------------------------------------------------------
  17     APOLLO CINEMA,          Cinema                 FH                 N/a                   N/a                    N/a
         WALLASEY



-----------------------------------------------------------------------------------------------------------------------------------
  18     APOLLO THEATRE,         Provincial                     LH         75 years              City of                Apollo
         OXFORD                  Theatre                                   from 25.12.32         Oxford                 Leisure
                                                                                                 (UK)
                                                                                                 Limited
-----------------------------------------------------------------------------------------------------------------------------------
  19     THE POINT, DUBLIN       Concert and            FH                 N/a                   N/a                    N/a
                                 Exhibition Arena

-----------------------------------------------------------------------------------------------------------------------------------
  20     DOMINION THEATRE,       West End Theatre               LH         125 years             Land                   Neder-lande
         LONDON                                                            less 10               Securities             Dominion
                                                                           days, from            (Ravenseft)            Limited
                                                                           25.3.64               (freeholder)
                                                                                                 Butlins
                                                                                                 Limited
                                                                                                 (head
                                                                                                 leaseholder)
-----------------------------------------------------------------------------------------------------------------------------------
  21     APOLLO CINEMA,          Cinema                         LH         999 years             Lancaster              Hutchinson
         MORECAMBE                                                         from 1.2.96           City Council           Leisure
                                                                                                 Group of
                                                                                                 Companies
                                                                                                 Limited
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
  NO     SURETY     ANNUAL               NEXT RENT      PRESENT         OWNER             REMARKS
                    RENTAL                REVIEW          USE




---------------------------------------------------------------------------------------------------------
  15      N/a       N/a                  N/a            5 Screen      Hutchinson     1 tenanted
                                                        Cinema        Cinemas        restaurant and
                                                                      (Properties)   1 vacant shop
                                                                      Limited
---------------------------------------------------------------------------------------------------------
  16      None     Premium of            1.1.2000       Theatre       City of
                   (pound)250,000,       Agreed                       Birmingham
                   then                  rent
                   pepper-corn to        increase to
                   31.12.99              (pound)50,000
                                         pa
---------------------------------------------------------------------------------------------------------
  17      N/a       N/a                  N/a            6 Screen      Hutchinson
                                                        Cinema        Leisure
                                                                      Group of
                                                                      Companies
                                                                      Limited
---------------------------------------------------------------------------------------------------------
  18      None      (pound)600           No review      Theatre,      City of
                                                        Nightclub     Oxford
                                                        and Shop

---------------------------------------------------------------------------------------------------------
  19      N/a       N/a                  N/a            Concert and   Point          50% Apollo Leisure
                                                        Arena         Exhibition     Group
                                                                      Co Limited     50% Harry Crosbie
---------------------------------------------------------------------------------------------------------
  20               (pound)296,153        25.3.2010      Theatre,      Apollo
                                                        Shops and     Dominion
                                                        Offices       Investments
                                                                      Limited  have
                                                                      33 1/3rd %
                                                                      interest in
                                                                      the Theatre

---------------------------------------------------------------------------------------------------------
  21      None     Pepper-corn           None           4 Screen      Lancaster
                                                        Cinema        City Council



---------------------------------------------------------------------------------------------------------

                                   SCHEDULE 4
                             PART 1 - THE PROPERTIES

-----------------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY               DESCRIPTION         TENURE          DATE &          LANDLORDS          TENANT        SURETY
         --------                                  DETAILS         TERM OF
                                                                    LEASE
                                                ---------------
                                                Free    Lease
                                                Hold    hold
-----------------------------------------------------------------------------------------------------------------------------
  22     GRAND OPERA HOUSE,   Provincial        FH                N/a               N/a                N/a            N/a
         YORK                 Theatre
-----------------------------------------------------------------------------------------------------------------------------
  23     GREHAN HOUSE,        Head Office and           LH        21 years          Apollo             Apollo         None
         OXFORD               Finance                             from 25.9.94      Leisure            Leisure
                              Department                                            Pension            (UK)
                                                                                    Scheme             Limited


-----------------------------------------------------------------------------------------------------------------------------
  24     EMPIRE THEATRE,      Provincial                LH        124 years + 340   Liverpool City     Apollo         N/a
         LIVERPOOL            Theatre                             days from         Council/Empire     Leisure
                                                                  completion        (Merseyside)       (UK)
                                                                  of  Agreement     Trust Limited      Theatre
                                                                  to Lease
-----------------------------------------------------------------------------------------------------------------------------
  25     OLD FIRE STATION,    Studio Theatre            LH        9.4.91 to         City of            Apollo
         OXFORD               and Cafe Bar                        29.9.2009         Oxford             Leisure
                                                                                                       (UK)
                                                                                                       Limited
-----------------------------------------------------------------------------------------------------------------------------
  26     LEAS CLIFF HALL,     Provincial                LH        16.9.96 to        District           Apollo         None
         FOLKESTONE           Theatre                             31.1.2000         Council of         Leisure
                                                                                    Shepway            (UK)
                                                                                                       Limited
-----------------------------------------------------------------------------------------------------------------------------
  27     PRINCESS THEATRE,    Princess Theatre          LH        60 years          Borough of         Apollo         None
         TORBAY                                                   from 17.11.98     Torbay             Leisure
                                                                                                       (UK)
                                                                                                       Limited
-----------------------------------------------------------------------------------------------------------------------------
  28     HOLLYWOOD PARK,      Multiplex Cinema          LH        New Lease         Borough of         Apollo         None
         TORBAY               (currently under                    will be from      Torbay             Leisure
                              construction)                       20 days after                        (UK)
                                                                  Practical                            Limited
                                                                  Completion,
                                                                  for 60 years
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  NO     ANNUAL        NEXT RENT         PRESENT         OWNER             REMARKS
         RENTAL         REVIEW            USE




------------------------------------------------------------------------------------------------
  22     N/a            N/a              Theatre        Apollo Leisure
                                                        (UK) Limited
------------------------------------------------------------------------------------------------
  23    (pound)87,000   25.9.99          Office         Apollo Leisure
                        Agents                          Pension Scheme
                        recommend
                        increase to
                        (pound)145,000

------------------------------------------------------------------------------------------------
  24    Pepper-corn     N/a              Theatre        Liverpool
                                                        City Council

             Limited

------------------------------------------------------------------------------------------------
  25    Profit          N/a              Theatre and    City of            Proposed scheme to
        related                          Cafe Bar       Oxford             substantially
                                                                           refurbish building
                                                                           linked to new Lease
------------------------------------------------------------------------------------------------
  26    Pepper-corn     N/a              Theatre        District           New refurbishment
                                                        Council of         scheme linked to
                                                        Shepway            Management Contract

------------------------------------------------------------------------------------------------
  27    Pepper-corn     None             Theatre        Borough of
                                                        Torbay


------------------------------------------------------------------------------------------------
  28    Pepper-corn     From             Cinema under   Borough of
        until           1.12.2010        construction   Torbay
        30.11.2010      (pound)50,000
                        pa 5-yearly
                        reviews RPI
------------------------------------------------------------------------------------------------

                                                SCHEDULE 4
                                         PART 1 - THE PROPERTIES

--------------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY               DESCRIPTION         TENURE          DATE &            LANDLORDS      TENANT      SURETY
         --------                                  DETAILS         TERM OF
                                                                    LEASE
                                                ---------------
                                                Free    Lease
                                                Hold    hold
--------------------------------------------------------------------------------------------------------------------------
  29     APOLLO CINEMA AND    3 Screen  Cinema  FH                 N/a                N/a             N/a         N/a
         BINGO, CREWE         and Bingo Club


--------------------------------------------------------------------------------------------------------------------------
  30     HOLLYWOOD PARK,      6 Screen Cinema            LH       125 years           Neath Port      Apollo      N/a
         PORT TALBOT                                              from 30.11.98       Talbot          Leisure
                                                                                      County          (UK)
                                                                                      Borough         Limited
                                                                                      Council
--------------------------------------------------------------------------------------------------------------------------
  31     PALLADIUM CINEMA     Bingo Hall and             LH       Lease ending        Mostyn          Hutchinson  N/a
         AND BINGO,           Cinema                              2913                Estates         Cinemas
         LLANDUDNO                                                                                    (Properties)
                                                                                                      Limited
--------------------------------------------------------------------------------------------------------------------------
  32     PRINCE OF WALES      21 Bedroom Hotel  FH                N/a                 N/a             N/a         N/a
         HOTEL, CAERNARFON


--------------------------------------------------------------------------------------------------------------------------
  33     DELIBERATELY LEFT BLANK

--------------------------------------------------------------------------------------------------------------------------
  34     UNIT 4 CINEMA,       Vacant Cinema     FH                N/a                 N/a             N/a         N/a
         BRIERFIELD


--------------------------------------------------------------------------------------------------------------------------
  35     PORT TALBOT STORE,   Warehouse                  LH       999 years           Scotts          Apollo      N/a
         PORT TALBOT                                              from 14.8.89                        Leisure
                                                                                                      (UK)
                                                                                                      Limited
--------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  NO     ANNUAL           NEXT RENT      PRESENT         OWNER           REMARKS
         RENTAL            REVIEW          USE





-----------------------------------------------------------------------------------------
  29     N/a               N/a         Cinema and     Hutchinson
                                       Bingo Club     Cinemas
                                                     (Properties)
                                                      Limited
-----------------------------------------------------------------------------------------
  30     (pound)15,625     N/a         Multiplex      Neath Port
         for                           Cinema and     Talbot
         first 10                      Development    County
         years(pound)1                 Site           Borough
         thereafter                                   Council
-----------------------------------------------------------------------------------------
  31     (pound)35         N/a         Bingo Hall     Hutchinson       7 tenanted shops
                                       and Cinema     Cinemas
                                                      (Properties)
                                                      Limited
-----------------------------------------------------------------------------------------
  32     N/a               N/a         Hotel          Hutchinson
                                                      Cinemas
                                                      (Properties)
                                                      Limited
-----------------------------------------------------------------------------------------
  33

-----------------------------------------------------------------------------------------
  34     N/a               N/a         Vacant Cinema  Hutchinson
                                                      Group of
                                                      Companies
                                                      Limited
-----------------------------------------------------------------------------------------
  35     Pepper-corn       N/a         Warehouse      Apollo           Agreed sale of
                                                      Leisure (UK)     warehouse and land
                                                      Limited          for (pound)296,000

-----------------------------------------------------------------------------------------

                                                SCHEDULE 4
                                         PART 1 - THE PROPERTIES

-------------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY               DESCRIPTION           TENURE         DATE &        LANDLORDS      TENANT      SURETY
         --------                                     DETAILS       TERM OF
                                                  --------------     LEASE
                                                  Free    Lease
                                                  Hold    hold
-------------------------------------------------------------------------------------------------------------------------
  36     ASTRA       CINEMA,    4 Screen Cinema    FH                N / a          N / a          N / a       N / a
         BARROW


-------------------------------------------------------------------------------------------------------------------------
  37     PLAZA BINGO, WIDNES    Bingo Club         FH                N / a          N / a          N / a       N / a



-------------------------------------------------------------------------------------------------------------------------
  38     PALLADIUM    BINGO,    Bingo Club         FH                N / a          N / a          N / a       N / a
         BLACKPOOL


-------------------------------------------------------------------------------------------------------------------------
  39     TATTON      CINEMA,    3 Screen Cinema    FH                N / a          N / a          N / a       N / a
         GATLEY


-------------------------------------------------------------------------------------------------------------------------
  40     HEN   &   CHICKENS,    Public House              LH        10 years        Ind Coope      Apollo      N / a
         BIRMINGHAM                                                 from 14.9.92    (Oxford and    Leisure
                                                                                    West) Limited  (UK)
                                                                                                   Limited
-------------------------------------------------------------------------------------------------------------------------
  41     PALACE       BINGO,    Bingo Hall                LH        21 years        Warrington     Hutchinson  N / a
         WARRINGTON                                                 from 1.1.78     Borough        Cinemas
                                                                                    Council        (Properties)
                                                                                                   Limited
-------------------------------------------------------------------------------------------------------------------------
  42     UNIT   4    CINEMA,    4 Screen Cinema           LH        21 years        Liverpool      Unit 4      David
         WALKDEN                                                    from 13.1.86    and            Cinemas     Tattersall
                                                                                    Lancashire     Limited     and Joyce
                                                                                    Properties                 Tattersall
                                                                                    Limited
-------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  NO    ANNUAL      NEXT RENT  PRESENT         OWNER             REMARKS
        RENTAL       REVIEW      USE



----------------------------------------------------------------------------------
  36      N / a       N / a      Vacant      Hutchinson      Cinema and 4 shops
                                 former      Cinemas         currently for sale
                                 Cinema      (Properties)
                                             Limited
----------------------------------------------------------------------------------
  37      N / a       N / a      Vacant      Hutchinson      Currently for sale
                                 Bingo       Cinemas
                                 Hall        (Properties)
                                             Limited
----------------------------------------------------------------------------------
  38      N / a       N / a      Bingo Hall  Hutchinson
                                             Group of
                                             Companies
                                             Limited
----------------------------------------------------------------------------------
  39      N / a       N / a      Cinema      Hutchinson
                                             Group of
                                             Companies
                                             Limited
----------------------------------------------------------------------------------
  40   (pound)80,000  None       Public      Ind Coope
                                 House       (Oxford and
                                 /Nightclub  West) Limited

----------------------------------------------------------------------------------
  41   (pound)12,000  N / a       Vacant     Warrington      Ongoing negotiations
                                  Bingo      Borough         with Council
                                  Hall       Council         regarding
                                                             alternative uses
----------------------------------------------------------------------------------
  42   (pound)17,000  15.1.2001   Cinema     Liverpool
                                             and
                                             Lancashire
                                             Properties
                                             Limited
----------------------------------------------------------------------------------

                                       74

                                                SCHEDULE 4
                                         PART 1 - THE PROPERTIES

-------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY             DESCRIPTION          TENURE         DATE &        LANDLORDS      TENANT      SURETY
         --------                                  DETAILS         TERM OF
                                                ---------------    LEASE
                                                Free    Lease
                                                Hold    hold
-------------------------------------------------------------------------------------------------------------------
  43     PLAZA CINEMA &    2 Screen  Cinema      FH                N / a          N / a         N / a       N / a
         BINGO, BANGOR     and Vacant
                           Bingo Club

-------------------------------------------------------------------------------------------------------------------
  44     APOLLO CINEMA,    3 Screen Cinema               LH       Long           Budget        Hutchinson   N / a
         STAFFORD                                                 leasehold      Howarth       Cinemas
                                                                  into                         (Properties)
                                                                  perpetuity                   Limited
-------------------------------------------------------------------------------------------------------------------
  45     HOLLYWOOD PARK,   6 Screen Cinema               LH       25 years       Positive      Apollo       N / a
         BARROW                                                   from 25.12.98  Location      Leisure
                                                                                 Properties    (UK)
                                                                                 Limited       Limited
-------------------------------------------------------------------------------------------------------------------
  46     EMPIRE BINGO,     Bingo Club                              N / a          N / a         N / a       N / a
         CAERNARFON


-------------------------------------------------------------------------------------------------------------------
  47     COPPULL OFFICES,  Regional Office               LH       3 years        Palatine      Apollo       N / a
         COPPULL, CHORLEY                                         from 1.3.99    Developments  Leisure
                                                                                 Limited       (UK)
                                     Limited
-------------------------------------------------------------------------------------------------------------------
  48     134 WIGMORE       Former  offices,
         STREET, LONDON    now  vacated  at
                           end of lease
-------------------------------------------------------------------------------------------------------------------
  49     144 WIGMORE       Offices  for BCC              LH       25 years       Zaison         Apollo      N / a
         STREET, LONDON    /Apollo                                from 25.12.86  Investments    Leisure
                           Productions                                           Limited        (UK)
                                                                                                Limited

-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  NO          ANNUAL    NEXT RENT    PRESENT        OWNER            REMARKS
             RENTAL      REVIEW        USE



---------------------------------------------------------------------------------------
  43          N / a         N / a    Cinema /     Hutchinson        3 vacant shops
                                     vacant       Cinemas
                                     Bingo        (Properties)
                                     Club         Limited
---------------------------------------------------------------------------------------
  44       (pound)400       N / a    3 Screen     Budget
                                     Cinema       Howarth


---------------------------------------------------------------------------------------
  45       (pound)59,500  25.12.2003 6 Screen     Positive
                                     Cinema       Location
                                                  Properties
                                                  Limited
---------------------------------------------------------------------------------------
  46          N / a         N / a    Bingo Club   Hutchinson
                                                  Cinemas
                                                  (Properties)
                                                  Limited
---------------------------------------------------------------------------------------
  47       (pound)18,350    N / a    Offices      Palatine
                                                  Developments
                                                  Limited

---------------------------------------------------------------------------------------
  48


---------------------------------------------------------------------------------------
  49       (pound)41,500  1.1.2006   Offices      Superior
                                                  Lessee
                                                  Zaison
                                                  Investments
                                                  Limited
---------------------------------------------------------------------------------------

                                       75

                                                SCHEDULE 4
                                         PART 1 - THE PROPERTIES

-------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY               DESCRIPTION         TENURE         DATE &        LANDLORDS      TENANT      SURETY
         --------                                  DETAILS         TERM OF
                                                ---------------    LEASE
                                                Free    Lease
                                                Hold    hold
-------------------------------------------------------------------------------------------------------------------
  50     TICKETS LONDON,      Offices                    LH      New lease       Nederlander    Apollo        -
         LONDON                                                    being         Dominion       Leisure
                                                                  prepared       Limited        (UK)
                                                                  Limited
-------------------------------------------------------------------------------------------------------------------
  51     TICKETS DIRECT,      Offices                    LH       7 years        Drew           Apollo        -
         MANCHESTER                                               from 25.3.94   Investments    Leisure
                                                                                 Limited        (UK)
                                                                                                Limited
-------------------------------------------------------------------------------------------------------------------
  52     BOARS HILL HEATH,    Offices             Licence         Ongoing        Mrs Gregg      Apollo        -
         OXFORD                                                                                 Leisure
                                                                                                (UK)
                                                                                                Limited
-------------------------------------------------------------------------------------------------------------------
  53     SPA PAVILION,        Provincial                LH        20 years       Suffolk        Apollo      N / a
         FELIXSTOWE           Theatre                             from 3.6.96    Coastal        Leisure
                                                                                 District       (UK)
                                                                                 Council        Limited
-------------------------------------------------------------------------------------------------------------------
  54     BECK THEATRE, HAYES  London Theatre    Management        15 years       London         Apollo      N / a
                                                Agreement and     from 1.4.92    Borough of     Leisure
                                                Licence                          Hillingdon     (UK)
                                                                                                Limited
-------------------------------------------------------------------------------------------------------------------
  55     WYVERN THEATRE,      Provincial        Management        10 years       Swindon        Apollo      N / a
         SWINDON              Theatre           Agreement         from 25.3.94   Council        Leisure
                                                                                                (UK)
                                                                                                Limited
-------------------------------------------------------------------------------------------------------------------
  56     TAMESIDE             Provincial        Management        15 years       Tameside       Apollo      N / a
         HIPPODROME,          Theatre           Agreement         from 1.10.92   Metropolitan   Leisure
         TAMESIDE                                                                Borough        (UK)
                                                                                 Council        Limited
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  NO        ANNUAL         NEXT RENT      PRESENT         OWNER             REMARKS
            RENTAL          REVIEW         USE



--------------------------------------------------------------------------------------
  50     (pound)13,000                   Offices      Nederlander
                                                      Dominion
                                                      Limited

--------------------------------------------------------------------------------------
  51     (pound)59,346       None        Call Centre  Drew
                                                      Investments
                                                      Limited

--------------------------------------------------------------------------------------
  52     (pound)50,000      Linked to    Offices      Mrs Gregg
             + RPI            RPI


--------------------------------------------------------------------------------------
  53     (pound)18,000       None        Theatre      Suffolk
                                                      Coastal
                                                      District
                                                      Council
--------------------------------------------------------------------------------------
  54           -              -          Theatre      London
                                                      Borough of
                                                      Hillingdon

--------------------------------------------------------------------------------------
  55         N / a          N / a        Theatre      Swindon
                                                      Council


--------------------------------------------------------------------------------------
  56         N / a          N / a        Theatre      Tameside
                                                      Council


--------------------------------------------------------------------------------------

                                       76


                                                SCHEDULE 4
                                         PART 1 - THE PROPERTIES

-------------------------------------------------------------------------------------------------------------------
  NO     PROPERTY               DESCRIPTION         TENURE         DATE &        LANDLORDS      TENANT      SURETY
         --------                                  DETAILS         TERM OF
                                                ---------------    LEASE
                                                Free    Lease
                                                Hold    hold
-------------------------------------------------------------------------------------------------------------------
  57     FUTURIST,            Provincial                          Management    Scarborough     N / a       N / a
         SCARBOROUGH          Theatre                             Agreement     Borough
                                                                  No formal     Council
                                                                  lease in
                                                                  place
--------------------------------------------------------------------------------------------------------------------
  58     SHEFFIELD ARENA,     Concert and                         Management    Sheffield       N / a       N / a
         SHEFFIELD            Exhibition arena                    Agreement     City Trust



--------------------------------------------------------------------------------------------------------------------
  59     CLARENCE HOTEL  -    Vacant Flat        FH                 N / a         N / a          N / a       N / a
         FLAT, LLANDUDNO



--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
  NO        ANNUAL    NEXT RENT      PRESENT       OWNER             REMARKS
            RENTAL     REVIEW         USE



--------------------------------------------------------------------------------------
  57       N / a       N / a       Theatre        Scarborough
                                                  Borough
                                                  Council


---------------------------------------------------------------------------------------
  58       N / a       N / a       Concert and    Sheffield
                                   Arena          City Trust



---------------------------------------------------------------------------------------
  59       N / a       N / a       Vacant flat    Hutchinson     Formally Manager's
                                                  Cinemas        flat for Clarence
                                                  (Properties)   Hotel (sold
                                                  Limited        separately)

---------------------------------------------------------------------------------------


                                     PART 2
                              CERTIFICATES OF TITLE


1.       Lyceum Theatre, London
2.       Victoria Apollo Theatre, London
3.       Edinburgh Playhouse
4.       Hammersmith Apollo, London
5.       Hollywood Park, Burnley
6.       Cardiff International Arena
7.       Palace Theatre, Manchester
7a.      Bridgwater Store, Manchester
8.       Opera House, Manchester
9.       Bristol Hippodrome
9a.      CAST, Bristol
10.      Southport Theatre and Floral Hall
11.      Apollo Bingo, Rhyl
12.      Apollo 5 Cinema, Rhyl
13.      Apollo Theatre, Manchester
14.      Apollo 4 Cinema, Leamington Spa
15,      Apollo 5 Cinema, Blackburn
16.      Alexandra Theatre, Birmingham
17.      Apollo 6 Cinema, Wallasey
18.      Apollo Theatre, Oxford
19.      The Point, Dublin
20.      The Dominion Theatre, London
21.      Apollo 4 Cinema, Morecambe
22.      Grand Opera House, York
23.      Grehan House, Oxford
24.      Empire Theatre, Liverpool
25.      Old Fire Station, Oxford
26.      Leas Cliff Hall, Folkestone
27.      Princess Theatre, Torbay
28.      Hollywood Park, Torbay
29.      Apollo Cinema, Crewe
29a.     Apollo Bingo, Crewe
30.      Hollywood Park, Port Talbot

                                   SCHEDULE 5
                                     PART 1
                               COMPLETION ACCOUNTS

The Completion Accounts shall be prepared in accordance with the policies that appear, and in the order shown, below:

1.   the specific accounting policies set out in (i) to (viii) below;

2. to the extent not covered by 1 above, the accounting policies, principles, practices, evaluation rules and procedures, methods and bases adopted by the Group in preparation of the Accounts; and

3. to the extent not covered by 1 or 2 above, in accordance with UK generally accepted accountancy principles as at the Completion Accounts Date.

(i)  OTHER DEBTORS

     Stocks of Paintings

     Stocks of paintings (for the avoidance of doubt included within other debtors in the financial statements of the Group) will only include items that have been purchased from third parties for future use within the business. No value will be attributed to any item that has previously been included within fixed assets.

     Stocks of paintings (excluding those transferred into work in progress as at the Completion Accounts Date) will be valued at cost subject to a maximum total value for these items of (pounds sterling)60,000.

(ii) PREPAYMENTS

     Prepayments will only be included where such prepayments will give rise to a benefit to the Group after the Completion Accounts Date or are expected to be recovered in full from promoters or other third parties.

(iii) ACCRUED INCOME

     Accrued income will only be included where such amounts are supported by documentary evidence prepared by third parties that specify amounts to be paid to the Group. Where such documentary evidence is not available for all periods up to the Completion Accounts Date, accrued income may be based on reasonable estimates prepared.

(iv) INVESTMENTS

     Doctor Dolittle

     The investment in the London production of Doctor Dolittle will be written down to nil value.

       A separate provision will be included within the Completion Accounts for all further costs to be borne in relation to the London production of Doctor Dolittle with the exception of storage costs incurred after the closure of this production.

       Any costs expended in relation to the UK tour of Doctor Dolittle shall be included as current assets.

       Listed securities

       The quoted investments held by the Group at the Completion Accounts Date will be valued at market value as at the Completion Accounts Date.

(v)    CORPORATION TAX

       (a) Full provision will be made for corporation tax which is payable for all accounting periods ending before the Completion Accounts Date and which has not yet been paid to the Inland Revenue. In addition, full provision will be made for corporation tax as if the period beginning with the day following the Accounting Date and ending on the Completion Accounts Date was a financial year of the Company and its Subsidiaries for corporation tax purposes. For the avoidance of doubt, it shall be assumed that the payments to certain of the Vendors, managers and employees referred to in (vi) below will be fully deductible for corporation tax purposes.

       (b) In preparing the provision for Tax in the Completion Accounts it shall be assumed that (i) all of the payments referred to in clause
           5.5.4 other than the payments to Paul Richard Gregg and John Jarvis and the employer's national insurance contributions thereon shall be deductible for corporation tax purposes and (ii) the payments referred to in clause 5.5.4 to Paul Richard Gregg and to John Jarvis and the employer's national insurance contributions thereon shall not be deductible for corporation tax purposes.


(vi)   OTHER CREDITORS

       Concert Ledger

       All income relating to shows that have not taken place prior to the Completion Accounts Date will be included within deferred income.

       Payments to certain of the Vendors, Managers and Employees

       Provision will be made in respect of specific payments due to certain of the Vendors, managers and employees referred to in clause 5.5.4 of this Agreement only to the extent that these payments have not been paid on the Completion Date.

(vii)  CREDITORS: AMOUNTS FALLING DUE AFTER ONE YEAR

       Provision for payments to be made in relation to acquisition of remaining shares in CCL

       The provision to be included in respect of future payments to acquire the remaining issued share capital of CCL will be calculated under the terms of the shareholders' agreement dated 5 February 1997 as modified by the memorandum of agreement dated 28 May 1999. The forecast trading results to be used as the basis for the calculation of this provision are to be those forecasts prepared for the purposes of the Accounts.

(viii) OTHER MATTERS

       Foreign Currencies

       Foreign currency balances of all member of the Group (including the assets and liabilities of The Point Exhibition Company Limited will be translated into sterling at the prevailing Exchange Rate on the Completion Accounts Date.

       Lease Premiums

       Lease premiums will be accounted for in accordance with the provisions of Urgent Issues Task Force Abstract Number 12.

       Vendors Private Costs

       A provision will be included in relation to all costs which are either paid to or on the instruction of the Vendors and which are in excess of the level of such costs which have been agreed by the Purchaser to be paid in the period following Completion or are costs which are not wholly, exclusively and necessarily for the purposes of the business of the Group which are incurred by the Group in the period beginning on the day following the Completion Accounts Dates and ending on the Completion Date.

                                     PART 2
                            WORKING CAPITAL STATEMENT

The Working Capital Statement shall be prepared in accordance with the policies set out in (i) to (vi) below:

(i)    WORK-IN-PROGRESS

       The following projects have been designated as work-in-progress:

       Torbay Cinema
       Folkestone
       Screen Advertising in theatres
       Liverpool Phase 2
       Warrington
       Old Fire Station cafe bar
       Stage Door bar
       Tower Hamlets (CCL)
       Trafford (CCL)
       Torbay (CCL)
       Bangor

       An adjustment will be included within the Working Capital Statement to increase the level of Working Capital by the value of work-in-progress in accordance with the following terms:

       (a) Costs included within the category of work-in-progress represent amounts invoiced from third parties only, and include stocks of paintings not already included in Working Capital.

       (b) All costs included within work-in-progress relate to work completed or assets delivered as at the date of the Completion Accounts.

       (c) No internal costs or interest costs are to be included within work-in-progress.

       (d) Any grant or other non-repayable funding which has been received in relation to schemes included within work-in-progress must be offset against the capitalised costs within the Working Capital Statement.

       (e) No value will be attributed to any items that are transferred into this category from other categories of fixed assets.

(ii)   DEFERRED CONSIDERATION PROPERTIES

       The following assets have been designated as "Deferred Consideration Properties":

       Llandudno Bingo and Cinema
       Port Talbot warehouse and land
       Prince of Wales Hotel


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       Except to the extent that, if such properties are removed from the Group prior to Completion, the properties will not be designated as Deferred Consideration Properties and will not be included in the Working Capital.

       Subject to clause 7.4 of this Agreement, the Deferred Consideration relating to the Deferred Consideration Properties shall be included in the Working Capital Statement.


(iii)  ASSETS FOR SALE

       The following assets have been designated as assets for sale and will be ascribed a total value of (pounds sterling)200,000 in the Working Capital
       Statement:

       Brierfield Cinema
       Widnes Bingo
       Clarence Hotel Flat
       Barrow Cinema
       Blackpool Bingo

(iv)   INVESTMENTS

       Doctor Dolittle

       An adjustment of (pounds sterling)800,000 will be included in the Working Capital Statement to increase the level of Working Capital in respect of the London Production of Doctor Dolittle.

       Fixed asset investments

       No amount shall be included within the Working Capital Statement in relation to fixed asset investments including the investment in Nederlander Dominion. However, one third of all working capital balances (calculated using the same principles as those applied in calculating the Working Capital) of Nederlander Dominion and the tenancy in common will be included in the Working Capital Statement.

(v)    CASH

       An adjustment of nine million pounds ((pounds sterling)9,000,000) will be included within the Working Capital Statement to reduce the level of Working Capital in relation to the cash paid by the Purchaser to subscribe for ordinary shares in the Company in accordance with clause
       5.6.1 of this Agreement.

(vi)   MINORITY INTERESTS

       An adjustment will be included within the Working Capital Statement to remove the value of all minority interests included within the Working Capital. For the avoidance of doubt, this paragraph does not refer to either Nederlander Dominion Limited or the CCL Group.

                                   SCHEDULE 7
                                     PART 1
                               PENSION WARRANTIES

1.       DEFINITIONS

In this Schedule references to paragraphs are references to paragraphs in this Schedule and the following expressions shall have the following meanings:

1.1 "Actuary" means a Fellow of the Institute of Actuaries or a Fellow of the Faculty of Actuaries in Scotland;

1.2 "the Final Salary Scheme" means each of Apollo LG Pension and Assurance Scheme and the Hutchinson Leisure Group Pension Scheme;

1.3 "the GPPs" means each of the Apollo Leisure Group Personal Pension Plan, the Sheffield Arena Group Personal Pension Plan, the CCL Scottish Equitable GPP, the CCL Allied Dunbar GPP and any other personal pension plan to which any of the Group contributes in respect of a present or former employee of the Group;

1.4 "the Apollo Leisure Group Personal Pension Plan" means the group personal pension established by the Company with effect from 1 January 1993;

1.5 "the Apollo Leisure Staff Pension Scheme" means the occupational defined contribution scheme for senior management governed by the Definitive Trust Deed and Rules dated 1 December 1992 and established with effect from 1 July 1989;

1.6 "the Apollo L G Pension and Assurance Scheme" means the occupational defined benefit scheme for staff and manual employees governed by the Definitive Trust Deed and Rules dated 31 March 1998 and established with effect from 1 April 1996;

1.7 "the Hutchinson Leisure Group Pension Scheme" means the Hutchison Leisure Group Limited Pension and Life Assurance Scheme which was placed into winding up with effect from 31 December 1993;

1.8 "the Money Purchase Schemes" means each of the Apollo Leisure Staff Pension Scheme, the CCL Directors Pension Schemes with Allied Dunbar, United Friendly and Scottish Equitable and the SSAS;

1.9 "the Apollo Life Scheme" means the Apollo Leisure (UK) Limited Group Life Assurance Scheme established by a Deed of Declaration of Trust and Rules with effect from 1 October 1990;

1.10 "the Pension Schemes" means each of the Apollo LG Pension and Assurance Scheme, the Hutchison Leisure Group Pension Scheme, the Money Purchase Schemes, the GPPs and the Apollo Life Scheme and where appropriate, shall include the trustees of the Pension Schemes;


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


1.11 "the Purchaser's Actuary" means Richard Soldan of Lane Clark & Peacock, 30 Old Burlington Street, London W1X 2NN or any other actuary appointed by the Purchaser for the purpose of this Schedule;

1.12 "Retirement Benefit Scheme" means a retirement benefits scheme within the meaning given to that term in Section 611 of the Taxes Act;

1.13 "the Sheffield Arena Group Personal Pension Plan" means the group personal pension acquired by the Company when it acquired Sheffield Arena in 1996;

1.14 "the SSAS" means the occupational defined contribution scheme established with effect from 10 November 1987 by the Definitive Trust Deed and Rules dated 26 July 1994 and known as the Apollo Leisure Pension Scheme;

1.15     "the Taxes Act" means the Income and Corporation Taxes Act 1988; and

1.16 "the Vendors' Actuary" means Pamela Mascall of Legal & General Assurance Society Limited, Legal & General House, Kingswood, Tadworth, Surrey KT20 6EU or any other actuary appointed by the Vendors for the purpose of this Schedule.

2.       VENDORS' WARRANTIES (GENERAL)

2.1 Other than the Pension Schemes, no member of the Group provides any pension, share option, share incentive or similar schemes or arrangements for the employees or former employees of the Group and the Vendors and the Group have no obligation (whether legally binding or established by custom) to pay any pension or make any other payment after retirement or death or otherwise to provide "relevant benefits" or to make any payment for the purpose of providing "relevant benefits" within the meaning of Section 612 of the Taxes Act to or in respect of any employee or former employee of the Group and that the Vendors and the Group are not party to any scheme or arrangement having as it purpose or one of its purposes the making of such payments or the provision of such benefits;

2.2 The Vendors have supplied to the Purchaser complete and accurate copies of all announcements and relevant booklets relating to the Pension Schemes. The Vendors have also supplied to the Purchaser complete and accurate copies of all trust deeds, rules and resolutions relating to the Apollo LG Pension and Life Assurance Scheme, the Apollo Leisure Staff Pension Scheme, the SSAS and the Apollo Life Scheme. In relation to the Apollo L G Pension and Assurance Scheme, the Vendors have supplied complete copies of the most recent actuarial valuation and the Scheme accounts together with copies of any certifications made to the Inland Revenue under the Finance Act 1986 or Schedule 22 to the Taxes Act. In relation to the Money Purchase Schemes, the Vendors have supplied complete copies of the last audited scheme accounts for each scheme. The GPPs are, and have been since their establishment, group personal pension arrangements.

2.3 So far as the Vendors are aware, the Pension Schemes comply and have at all times complied materially with any applicable provisions of the Pensions Act 1995, the Pension Schemes Act 1993 and all other relevant legislation and with the relevant requirements of the Pension Schemes Office and the Contributions Agency affecting schemes approved (or capable of approval) under either Chapter I or Chapter IV of Part XIV of the Taxes Act and, where appropriate, contracted-out under the Pension Schemes Act 1993. There is no reason why such approval should be withdrawn or not obtained. In addition, the Vendors, any participating employers and the Pension Schemes have duly complied with their respective obligations under the applicable trust deeds and rules or other governing documentation of the Pension Schemes and the aforementioned applicable legislation and other requirements;

2.4 The Vendors have disclosed to the Purchaser complete and accurate details of all benefits payable or prospectively payable under the Pension Schemes to or in respect of all active members, pensioners and deferred pensioners, including any augmentations of benefits, and details of any additional undertakings with regard to the provision of such benefits together with complete, accurate and comprehensive employee data (including the member's age, sex, pensionable service and pensionable salary);

2.5 All amounts due to the Pension Schemes or to any insurance company in connection with them have been paid and, where appropriate, have been eligible for tax relief. All contributions paid to the Pension Schemes since their establishment have been paid in accordance with any guarantees, promises or undertakings given by any member of the Group or the Pension Schemes to the employees and former employees of the Group;

2.6 Neither the Group nor the Pension Schemes are parties to any litigation or arbitration proceedings in respect of the Pension Schemes or the provision of any relevant benefits (as defined in Section 612 of the Taxes Act), and there are no current submissions or referrals to the Pensions Ombudsman or to the Occupational Pensions Advisory Service or notifications to the Occupational Pensions Regulatory Authority in respect of the Group or the Pension Schemes and no such submissions, referrals or notifications are expected by the Vendors and that there are no outstanding payments or penalties payable by the Group or the Pension Schemes in respect of any litigation or arbitration proceedings or determination of the Pensions Ombudsman or the Occupational Pensions Regulatory Authority;

2.7 No Retirement Benefits Scheme other than the Hutchinson Leisure Group Pension Scheme in which employees or former employees of the Group participate or have participated has been or is in the process of being (or is proposed to be) wound up (in whole or in part) or closed to new entrants (in whole or in part).

3.       WARRANTIES FOR THE FINAL SALARY SCHEMES

3.1 The Apollo L G Pension and Assurance Scheme (the "Pension Scheme") has been funded to the extent recommended by the actuary to the Pension Scheme and that neither the Group nor the Pension Scheme has undertaken to make or accept any transfer payment on agreed terms regarding the calculation of the payment or the benefits to be credited in respect of the payment;

3.2 No employers other than the Company participate in the Pension Scheme and all such participating companies were properly admitted to the Pension Scheme;

3.3 The Pension Scheme does not hold any employer-related investments (within the meaning of Section 40 of the Pensions Act 1995);


3.4 All reasonable and appropriate steps were taken by the principal company and the trustees to trigger the termination of the Hutchinson Leisure Group Personal Scheme. In addition all necessary and appropriate steps were taken by the principal company and the trustees to secure all the assets and liabilities of the Hutchinson Leisure Group Pension Scheme in accordance with applicable legislative, Inland Revenue and trust law requirements. This Scheme has been fully wound up and no further actuarial, legislative or Inland Revenue requirements need to be satisfied in relation to it.

3.5 There are no provisions for continued private medical insurance or permanent health and life insurance for ex-employees and ex-directors including pensioners, other than for G S Lipson, S Simpon, D Tattershall and P Hancock and no promises of such provisions on leaving service for whatever reason on retirement for current employees, workers or directors.

3.6 None of the Pension Schemes are in breach of any legal requirement to provide equal access to benefits and equal levels of benefits to male and female employees regardless of sex relating to any UK or European Community legislation or any other applicable legislation.

4.       WARRANTIES FOR THE MONEY PURCHASE SCHEMES

4.1 At no time since the establishment of the Money Purchase Schemes, have members under them been guaranteed or promised a defined benefit underpin or any other defined benefit by any member of the Group or by the Money Purchase Schemes.

4.2 The SSAS has always, and does, comply with the Retirement Benefit Schemes (Restriction on Discretion to Approve) (Small Self-Administered Schemes) Regulations 1991 as subsequently amended and the Retirement Benefits Schemes (Restriction on Discretion to Approve) (Small Self-Administered Schemes) Regulations 1998. Without prejudice to the generality of the foregoing, in relation to the property known as Alexander House, 190/194/196 Garsington Road, Cowley, Oxford, all trust law, statutory and Inland Revenue requirements have always been and are satisfied in relation both to that property's purchase and its subsequent retention by the trustees of the SSAS.

                                     PART 2
                            FORM OF DEED OF AMENDMENT


THIS DEED OF AMENDMENT is made on                                    1999

PARTIES

PAUL RICHARD GREGG and ANITA KIM GREGG both of Boars Hill Heath, Jarn Way, Boars Hill, Oxford, DAVID CHARGES ROGERS and JULIE DIANE ROGERS both of Woodsend Hamels Lane, Boars Hill, Oxford, SAMUEL JOHN SHROUDER of Sherbourne House, Lechlade, Gloucestershire, England and HORNBUCKLE MITCHELL TRUSTEES LIMITED whose registered office is at 4-8 Upper King Street, Leicester LE1 6XA ("Trustees")

RECITALS

(A) By a definitive trust deed dated 10 November 1987 ("the Old Definitive Deed") made between the Principal Employer and Paul Richard Gregg, David Charles Rogers and Michael Jeffrey Field, the Principal Employer established a retirement benefits scheme called the Apollo Leisure Pension Scheme ("the Scheme") to commence on and operate from 10 November 1987.

(B) This Deed is supplemental (inter alia) to the Old Definitive Deed and the rules attached thereto ("the Old Rules") and to a supplemental definitive deed ("the Supplemental Deed") made on 26 July 1994 and the rules attached thereto ("the Supplemental Rules") which set out the existing definitive provisions of the Scheme (together, "the Scheme Documents").

(C) This Deed is subject to a resolution made with effect from 6 April 1997 ("the Resolution") that all decisions of the Trustees must be unanimous to be effective.

(D) The Trustees may under Clause 10 of the Supplemental Deed and the Resolution modify provisions of the Scheme Documents if acting unanimously.

OPERATIVE PROVISIONS

1.       DEFINITIONS

         The definitions used in the Supplemental Rules apply equally to this Deed, except as otherwise stated herein.

2.       AMENDMENTS

         The following amendments to the Scheme Documents shall apply from the date hereof:-

2.1 Rule 7 of the Supplemental Rules shall be replaced by the words "Each of the Employers shall during the continuance of the Scheme contribute 20% of

         Remuneration in respect of each Member or such other amount as the Principal Employer and the Trustees shall agree".

2.2      In Rule 8 of the Supplemental Rules, sub-paragraph (i) shall be replaced by:-

         "(i) no grant or augmentation hereunder shall oblige any Employer to make contributions to the Fund other than in accordance with clause 7 above."

2.3 In Clause 19 of the Supplemental Deed the words "the Employers in such proportion by each Employer as the Trustees shall deem appropriate" shall be replaced by the words "the Fund". The second sentence of Clause 19 shall be deleted.

2.4      Clause 15.1 of the Supplemental Deed shall be added to with the words:-

         "b)      ...., and

          c) the Employers consent to the substitution of the Old Company with the New Company".

2.5 In Clause 15.2 of the Supplemental Deed the words "the Employers" shall be inserted after the word "Trustees".

2.6 Clause 17.3 of the Supplemental Deed shall be amended by the replacement of the words "The Principal Employer" in the first sentence thereof with the words "Scheme" and the addition of the words "out of the Fund" following the words "Keep indemnified". The last sentence of the clause shall be deleted and the clause shall be retitled "Indemnity from the Fund".

2.7      Clause 17.4 shall be deleted.

2.8 In Clause 10 of the Supplemental Deed the words "The Trustees and the Employers in agreement may by deed or resolution modify all or any of the provisions of the Scheme where such modification may affect the Employers liabilities or contributions" shall be inserted at the beginning of the Clause and the word "other" shall be inserted after the word "provisions" of the following sentence.

3.       CONSENT

         The Trustees hereby unanimously consent to the above amendments to be operative from the date hereof.

NOW this DEED is executed the day and year before written.

IN WITNESS WHEREOF the parties hereto have executed this document as a deed on the date appearing at the head hereof.



EXECUTED by                           )         _________________________
duly authorised officer on behalf of  )         By :   Howard J Tytel
SFX ENTERTAINMENT, INC.               )         Title: Executive Vice President
                                                       Member of the Office of
                                                       the Chairman, General
                                                       Counsel and Secretary







SIGNED, SEALED                        )
AND DELIVERED by                      )
PAUL RICHARD GREGG                    )
in the presence of                    )
                                      )






SIGNED, SEALED                        )
AND DELIVERED by                      )
ANITA KIM GREGG                       )
in the presence of                    )
                                      )





SIGNED, SEALED                        )
AND DELIVERED by                      )
DAVID CHARLES ROGERS                  )
in the presence of                    )
                                      )

SIGNED, SEALED                        )
AND DELIVERED by                      )
JULIE DIANE ROGERS                    )
in the presence of                    )
                                      )






SIGNED, SEALED                        )
AND DELIVERED by                      )
SAMUEL JOHN SHROUDER                  )
in the presence of                    )
                                      )





SIGNED, SEALED                        )
AND DELIVERED by                      )
DAVID CLIFFORD GREGG                  )
in the presence of                    )
                                      )





SIGNED, SEALED                        )
AND DELIVERED by                      )
SIMON PAUL GREGG                      )
in the presence of                    )
                                      )





EXECUTED AS A DEED                    )
by DAVID CHARLES ROGERS               )
AS TRUSTEE  OF THE DAVID              )
CHARLES ROGERS INTEREST IN            )
POSSESSION SETTLEMENT                 )
in the presence of                    )

EXECUTED AS A DEED                    )
by JULIE DIANE ROGERS                 )
AS TRUSTEE  OF THE DAVID              )
CHARLES ROGERS INTEREST IN            )
POSSESSION SETTLEMENT                 )
in the presence of                    )






EXECUTED AS A DEED                    )
by SAMUEL JOHN SHROUDER               )
AS TRUSTEE  OF THE SAMUEL             )
JOHN SHROUDER INTEREST IN             )
POSSESSION TRUST                      )
in the presence of                    )









EXECUTED AS A DEED                    )
by FRIEDA SHROUDER                    )
AS TRUSTEE  OF THE SAMUEL             )
JOHN SHROUDER INTEREST IN             )
POSSESSION TRUST                      )
in the presence of                    )





EXECUTED AS A DEED                    )
by DAVID CLIFFORD GREGG               )
AS TRUSTEE  OF THE DAVID              )
CLIFFORD GREGG ACCUMULATION           )
AND MAINTENANCE TRUST                 )
in the presence of                    )

EXECUTED AS A DEED                    )
by SUZANNE GREGG                      )
AS TRUSTEE  OF THE DAVID              )
CLIFFORD GREGG ACCUMULATION           )
AND MAINTENANCE TRUST                 )
in the presence of                    )








EXECUTED AS A DEED                    )
by SIMON PAUL GREGG                   )
AS TRUSTEE  OF THE DAVID              )
CLIFFORD GREGG ACCUMULATION           )
AND MAINTENANCE TRUST                 )
in the presence of                    )

EXECUTED AS A DEED                    )
by JOHN MICHAEL COOK                  )
AS TRUSTEE  OF THE DAVID              )
CHARLES ROGERS INTEREST               )
IN POSSESSION SETTLEMENT              )
in the presence of                    )